SCHEDULE 14A
                               (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )


        Filed by the registrant [x]

        Filed by a party other than the registrant [  ]

        Check the appropriate box:

        [ ]        Preliminary proxy statement

        [x]        Definitive proxy statement

        [x]        Definitive additional materials

        [ ]        Soliciting material pursuant to Rule 14a-11(c) or
                   Rule 14a-12


                          VULCAN MATERIALS COMPANY
              (Name of Registrant as Specified in Its Charter)

                              Phyllis D. Davis
                 (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

        [x]        $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1),
                   or 14a-6(j)(2).

        [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

        [ ]        Fee computed on table below per Exchange Act
                   Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2)        Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

        (4)        Proposed maximum aggregate value of transaction:

1 Set forth the amount on which the filing fee is calculated and state how it was dtermined.

        Pursuant to Item 304 of Regulation S-T, the following is an appendix listing and providing a narrative description of all image information which appears in the 1996 Proxy Statement.

  The boxes appearing in the section entitled "NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS" represent photographs of the individuals discussed in this section.

  In the section entitled "Shareholder Return Performance Presentation", a graph appears that illustrates comparative total returns to shareholders. There is a table giving the coordinates of this graph.
  A paper copy has been provided to the Securities and Exchange Commission.


                                April 8, 1996


To Our Shareholders:

       You are cordially invited to attend the Annual Meeting of the Shareholders of Vulcan Materials Company, which will be held at the AmSouth Sonat Tower, 1900 5th Avenue North, Birmingham, Alabama, on Friday, May 17, 1996, at 10:00 a.m., Central Daylight Time. The formal Notice of the Annual Meeting, the Proxy Statement and a proxy accompany this letter.

       We hope that you will be present at the meeting. Whether or not you plan to attend, however, please execute and return your proxy so that the Company may be assured of the presence of a quorum at the meeting. A postage-prepaid envelope is enclosed for your convenience in replying.
The prompt return of your proxy will be greatly appreciated.

       The Annual Report of your Company for 1995 is enclosed. We trust you will find it interesting and informative.

                                Sincerely yours,


                                H. A. SKLENAR
                                Chairman and Chief
                                Executive Officer


                NOTICE OF ANNUAL MEETING OF THE SHAREHOLDERS
                           TO BE HELD MAY 17, 1996


To the Shareholders of the Company:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of the Shareholders of Vulcan Materials Company (the "Company") will be held at the AmSouth Sonat Tower, 1900 5th Avenue North, Birmingham, Alabama, on Friday, May 17, 1996, at 10:00 a.m., Central Daylight Time, for the following purposes:

1. To elect three (3) directors each to serve for a term of three (3) years until the Annual Meeting of the Shareholders in 1999 and one (1) director to serve a term of one (1) year until the Annual Meeting of the Shareholders in 1997 and until their successors are duly elected and qualified.

2. To approve the Vulcan Materials Company 1996 Long-Term Incentive Plan described under Part 2 (pages 24 to 27) in the accompanying Proxy Statement.

3. To approve the Vulcan Materials Company Deferred Stock Plan for Nonemployee Directors described under Part 3 (pages 27 to 29) in the accompanying Proxy Statement.

4. To ratify the appointment of Deloitte & Touche LLP as independent auditors for 1996.

5. To transact such other business as may properly come before the Annual Meeting.

Holders of record of the Common Stock of the Company at the close of business on March 27, 1996, are entitled to notice of and to vote at the Annual Meeting.

The Annual Meeting may be adjourned from time to time without notice other than announcement at the meeting, or any adjournment thereof, and any business for which notice is hereby given may be transacted at any such adjournment.

                                By Order of the Board of Directors,


                                WILLIAM F. DENSON, III
                                Secretary

One Metroplex Drive
Birmingham, Alabama 35209
April 8, 1996

               NOTE - Please sign, date and return your proxy
                           as promptly as possible
                     whether you own one or many shares.


                           PROXY STATEMENT FOR THE
                     ANNUAL MEETING OF THE SHAREHOLDERS
                           TO BE HELD MAY 17, 1996

        The accompanying proxy is solicited on behalf of the Board of Directors of Vulcan Materials Company (the "Company") for use at the Annual Meeting of the Shareholders of the Company (the "Annual Meeting") to be held at the AmSouth Sonat Tower, 1900 5th Avenue North, Birmingham, Alabama, at 10:00 a.m., Central Daylight Time, on Friday, May 17, 1996, and any adjournments thereof. A shareholder giving a proxy may revoke it at any time before it is voted by sending a letter of revocation to the Secretary of the Company, in care of First Chicago Trust Company of New York, P. O. Box 8060, Edison, New Jersey 08818-9039. A proxy may also be revoked by signing and returning a ballot at the Annual Meeting or by signing a proxy with a more recent date than that of the proxy first given and returning it to the inspectors of election. Attendance at the Annual Meeting by itself will not revoke a proxy. The mailing address of the principal executive office of the Company is P. O. Box 530187, Birmingham, Alabama 35253-0187. The approximate date on which this Proxy Statement and the proxy are to be first mailed to shareholders is April 8, 1996.

                             GENERAL INFORMATION

        On March 27, 1996, the record date for the Annual Meeting, the issued and outstanding shares of Common Stock of the Company were 34,850,134. The holders of each outstanding share of Common Stock of the Company on such date are entitled to one vote per share with respect to each matter to be considered at the Annual Meeting.

        A majority of the outstanding shares of Common Stock, represented in person or by proxy, is required to constitute a quorum at the Annual Meeting. Shares of Common Stock of the Company, represented by proxies which have been properly executed and duly returned, will be counted for purposes of determining a quorum and will be voted at the Annual Meeting as specified by the shareholders. The affirmative vote of a majority of the votes cast by the holders of outstanding shares of Common Stock of the Company, present in person or represented by proxy, is necessary to pass each of the matters to be presented at the Annual Meeting. Under New Jersey law, neither an abstention nor a broker non-vote is considered a vote for the purpose of determining a majority of the votes cast on a proposal. Accordingly, abstentions and broker non-votes will reduce the number of affirmative votes required to constitute a majority of votes cast. Duly executed proxies without voting instructions will be voted in accordance with the recommendations of the Board of Directors. As of the date of this Proxy Statement, the Board of Directors does not know of any business to be presented for consideration or action at the Annual Meeting other than that described in this Proxy Statement.

        The Board of Directors has adopted a policy pursuant to which all proxies, ballots and tabulations relating to shareholder meetings are to be maintained in confidence, except where disclosure may be required by applicable law, where shareholders write comments on their proxy forms, where disclosure is expressly requested by a shareholder, and in limited circumstances as determined by the Board of Directors, such as proxy solicitations not approved and recommended by the Board of Directors. The inspectors of election and the tabulators of all proxies, ballots and voting results that identify shareholders are independent and are not employees of the Company.

        The costs of soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to use of the mails, proxies may be solicited by personal interview, telephone or telegraph. The Company has retained Georgeson & Company Inc. for a fee of $8,000 and the reimbursement of out-of-pocket expenses, to assist in the solicitation of proxies from brokerage firms, banks and other institutional holders. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred in forwarding proxy materials to, and obtaining proxies from, beneficial owners of the Common Stock of the Company.

                          1.  ELECTION OF DIRECTORS

        The By-laws of the Company provide that the Board of Directors shall consist of not fewer than nine nor more than 21 directors, the number of directors within such minimum and maximum limits to be determined from time to time by resolution of the Board of Directors. The Board of Directors has fixed the number of directors of the Company at 12 until May 17, 1996, when the number will become 11.

        The Company's Certificate of Incorporation (Restated 1988) provides that the Board of Directors shall be divided into three classes, each of which serves for three years, with one class being elected each year.

        The Board of Directors has nominated three persons for election as directors to serve three-year terms expiring in 1999, and one person for election as a director to serve until his mandatory retirement at the 1997 Annual Meeting. Unless otherwise directed, proxies will be voted in favor of these four nominees. Should any of the nominees be unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend. These nominees have consented to serve if elected, and the Board of Directors has no reason to believe that any of the persons nominated will be unable to accept election.

        The following information about the nominees for director and the directors continuing in office is provided below: (1) their ages as of April 8, 1996; (2) the year they first became directors of the Company; (3) their principal occupations since January 1, 1991; (4) other directorships, including any directorship of a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, is subject to the reporting requirements of Section 15(d) of said Act or is registered as an investment company under the Investment Company Act of 1940; and (5) memberships on committees of the Board of Directors.

               NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                            TERM EXPIRING IN 1997

RICHARD H. LEET
Age:  69.  Director since 1987.
Vice Chairman of Amoco Corporation, Chicago, Illinois (a company engaged in the exploration for and the production of petroleum products and the production of chemicals), from March 1991 to October 1991 when he retired; Executive Vice President of that company prior thereto.

OTHER DIRECTORSHIPS: Great Lakes Chemical Corporation; Illinois Tool Works, Inc.; Landauer, Inc.

COMMITTEE MEMBERSHIPS: Compensation; Director and Management Succession; Executive; Safety, Health and Environmental Affairs.


                           TERMS EXPIRING IN 1999

LIVIO D. DeSIMONE
Age:  59.  Director since 1987.
Chairman and Chief Executive Officer of Minnesota Mining & Manufacturing Company, St. Paul, Minnesota (a diversified manufacturer), since November 1991; Executive Vice President of various major business segments of that company prior thereto.

OTHER DIRECTORSHIPS: Cargill, Incorporated; Dayton Hudson Corporation; General Mills, Inc.; Minnesota Mining & Manufacturing Company.

COMMITTEE MEMBERSHIPS: Compensation; Director and Management Succession; Executive; Safety, Health and Environmental Affairs.


DONALD M. JAMES
Age:  47.  Director since February 17, 1996.
President and Chief Operating Officer of the Company since February 17, 1996; President of the Company's Southern Division since January 1, 1994; Senior Vice President, South, Construction Materials Group of the Company from August 1995 until February 1996; Senior Vice President and General Counsel of the Company from December 1992 through December 1993; Partner with the law firm of Bradley, Arant, Rose & White, Birmingham, Alabama, prior thereto.


ANN D. McLAUGHLIN
Age:  54.  Director since 1990.
Vice Chairman, The Aspen Institute, Aspen, Colorado (an independent, nonprofit organization whose programs are designed to enhance the ability of leaders to understand national and international issues), since August 1993; President, Federal City Council, Washington, D.C. (a nonpartisan, nonprofit organization which is dedicated to improving the nation's capital), from May 1990 until September 1995; President and Chief Executive Officer, New American
Schools Development Corporation, Arlington, Virginia (a private organization which supports the design and establishment of high-performance learning environments), from July 1992 until April 1993; Visiting Fellow, The Urban Institute, Washington, D.C. (a private, nonprofit policy research and educational organization), from 1989 to 1992.

OTHER DIRECTORSHIPS: AMR Corporation; Federal National Mortgage Association; General Motors Corporation; Harman International Industries, Inc., Host Marriott Corporation; Kellogg Company; Nordstrom; Potomac Electric Power Company; Sedgwick Group plc; Union Camp Corporation.

COMMITTEE MEMBERSHIPS:  Audit Review; Finance and Pension Funds;
Safety, Health and Environmental Affairs.

                    THE BOARD OF DIRECTORS OF THE COMPANY
               RECOMMENDS A VOTE FOR THE NOMINEES NAMED ABOVE.


                       DIRECTORS CONTINUING IN OFFICE
                           TERMS EXPIRING IN 1998

JOHN K. GREENE
Age:  66.  Director since 1974.
Special Principal, William Blair & Company, Chicago, Illinois (an investment banking firm), since January 1995; Partner of that company prior thereto.

COMMITTEE MEMBERSHIPS: Audit Review; Director and Management Succession; Finance and Pension Funds.


DOUGLAS J. McGREGOR
Age:  55.  Director since 1992.
President and Chief Operating Officer, M. A. Hanna Company, Cleveland, Ohio (an international specialty chemicals company with interests in formulated polymers).

OTHER DIRECTORSHIPS:  KeyCorp; M. A. Hanna Company.

COMMITTEE MEMBERSHIPS: Audit Review; Compensation; Safety, Health and Environmental Affairs.


DONALD B. RICE
Age:  56.  Director since 1986.(*)
President and Chief Operating Officer of Teledyne, Inc., Los Angeles, California (a manufacturer of aviation, electronic, industrial, specialty metal and consumer products), since March 1993; Secretary of the Air Force, May 1989 to January 1993.

Other  directorships:  Teledyne, Inc.;  Wells Fargo & Company;
Wells Fargo Bank N.A.

Committee memberships: Audit Review; Director and Management

Succession; Executive; Finance and Pension Funds.

(*) Dr. Rice was first elected a director in 1986, and served until May 1989, when he was appointed Secretary of the Air Force. He was reelected a director of the Company by the Board of Directors on February 12, 1993.


ORIN R. SMITH
Age:  60.  Director since 1983.
Chairman and Chief Executive Officer of Engelhard Corporation, Iselin, New Jersey (a manufacturer and supplier of specialty chemicals and engineered material technologies), since January 1995; President and Chief Executive Officer of that company prior thereto.

OTHER DIRECTORSHIPS: Engelhard Corporation; Ingersoll-Rand Company; Louisiana Land & Exploration Company; Minorco; Perkin-Elmer Corporation; Summit Bancorp.

COMMITTEE MEMBERSHIPS: Compensation; Director and Management Succession; Executive; Safety, Health and Environmental Affairs.


                           TERMS EXPIRING IN 1997


MARION H. ANTONINI
Age:  65.  Director since 1983.
Chairman, Chief Executive Officer and President of Welbilt Corporation, Stamford, Connecticut (a manufacturer and distributor of commercial food service equipment and residential furnaces).

OTHER DIRECTORSHIPS: Berisford International PLC; Engelhard Corporation; Scientific-Atlanta, Inc.

COMMITTEE MEMBERSHIPS: Compensation; Director and Management Succession; Executive; Finance and Pension Funds.


JAMES V. NAPIER
Age:  59.  Director since 1983.
Chairman of the Board of Scientific-Atlanta, Inc., Atlanta, Georgia
(a manufacturer and designer of telecommunications systems, satellite-based communications networks, and instrumentation for industrial, telecommunications and government applications), since 1992; Chairman and President of Commercial Telephone Group, Inc., Tempe, Arizona (a company engaged in the engineering and design of telecommunications products), until 1992.

OTHER DIRECTORSHIPS:   Engelhard Corporation; HBO & Co.; Intelligent Systems,
Inc.; Personnel Group of America, Inc.; Rhodes, Inc.; Scientific-Atlanta, Inc.; Westinghouse Air Brake Co.

COMMITTEE MEMBERSHIPS:  Audit Review; Compensation; Finance and
Pension Funds.


HERBERT A. SKLENAR
Age:  64.  Director since 1973.
Chairman and Chief Executive Officer of the Company since May 1992; President and Chief Executive Officer prior thereto.

OTHER DIRECTORSHIPS: AmSouth Bancorporation; Protective Life Corporation; Temple-Inland, Inc.

Committee membership:  Executive.


                      BOARD OF DIRECTORS AND COMMITTEES

        In 1995, the Board of Directors held seven meetings. In addition, the Board of Directors has established six standing committees which have the responsibilities set forth below.

        The Executive Committee has the same powers as the Board of Directors, except as limited by the New Jersey Business Corporation Act. In practice, the powers of the Executive Committee are exercised only for matters that arise between meetings of the Board of Directors. The Executive Committee met once in 1995.

        The Audit Review Committee advises the Board of Directors and the management of the Company from time to time with respect to internal controls, systems and procedures, accounting policies and other significant aspects of the financial management of the Company. The Audit Review Committee also reviews with the firm of independent certified public accountants its audit procedures and other significant aspects of the annual audit made by the firm, and advises the Board of Directors of the adequacy of the audit by the independent certified public accountants. The Audit Review Committee met two times during 1995.

        The Compensation Committee interprets and administers the Company's Management Incentive Plan and Long-Range Performance Share Plan. It is comprised of nonemployee directors ineligible to participate in these plans. The Compensation Committee also is responsible for determining and fixing the amount of compensation paid to each officer of the Company, each group senior vice president, each division president and each head of the Chemicals Division business units ("Senior Executives"). In addition, it determines and fixes other benefits to be provided to such Senior Executives and certain other employees of the Company. The Compensation Committee met three times during 1995.

        The Director and Management Succession Committee: (a) conducts such meetings as are appropriate with other directors, officers, other employees of the Company, or any other persons whom it might select for purposes of discussing with them (i) the tenure and selection of persons for membership on the Board of Directors and (ii) the tenure and selection of a successor to the chief executive officer, and (b) makes appropriate recommendations to the Board of Directors with respect thereto. This Committee will consider nominees for director recommended by shareholders for 1997 if such recommendations are made in writing, addressed to the Committee, in care of the Secretary of the Company, at the principal office of the Company, and are received by December 10, 1996. The Director and Management Succession Committee met three times during 1995.

        The Safety, Health and Environmental Affairs ("SHE") Committee has the responsibility for reviewing the Company's policies, practices and programs with respect to the management of safety, health and environmental affairs and monitoring the Company's compliance with safety, health and environmental laws and regulations. The SHE Committee met two times in 1995.

        The Finance and Pension Funds Committee has responsibility for overseeing the Company's financial affairs and recommending to the Board of Directors policies and actions to accommodate the Company's goals and operating strategies while maintaining a sound financial condition. Its functions include keeping informed about the Company's financial condition, recommending a dividend policy, reviewing and recommending changes in the quarterly dividend payments, and evaluating and making recommendations concerning the appropriate mix of debt and equity, incurrence of long-term debt, and changes in the authorized limit of short-term debt. The Finance and Pension Funds Committee is also responsible for overseeing the funding and management of assets for pension plans sponsored by the Company. To fulfill these functions, it establishes funding policies and methods consistent with pension plan objectives and the Employee Retirement Income Security Act of 1974, selects and removes investment managers, and appoints trustees for the pension plans. The Finance and Pension Funds Committee met two times in 1995.

                          COMPENSATION OF DIRECTORS

        Members of the Board of Directors who are not employees of the Company are paid a retainer of $30,000 per year, plus a fee of $1,500 for each meeting actually attended.

        Each member of a committee who is not an employee of the Company is paid a fee of $1,500 for each committee meeting attended in person or by telephone and for each unanimous consent to action in lieu of meeting executed. In addition, each chairman of a committee who is not an employee of the Company is paid a fee of $5,000 per year for service as chairman of a committee.

        The Company has a deferred compensation plan for nonemployee directors under which payment to them of their compensation as directors may be deferred for certain periods or until they cease to be directors. Currently, four directors are deferring their fees pursuant to that plan. The deferred amounts, at the election of the director, either (i) are credited with interest at prescribed rates or (ii) are converted to the equivalent of that number of shares of the Company's Common Stock (based on the market price at the time of deferral) that could be purchased with the deferred amounts, and are thereafter credited with amounts equal to dividends thereon (also converted to stock equivalents). All payments under the plan are in the form of cash. The plan provides that lump-sum payments of all deferred compensation would be made within 30 days if (i) there is a Change in Control (see the definition of "Change in Control" on page 22) and (ii) at any time after a Change in Control the participating director ceases to be a member of the Board of Directors, the plan is terminated or the Company's capital structure is changed materially. This plan was approved by the shareholders in 1993.

        The Company also has a compensation plan for nonemployee directors who have retired or are currently serving as directors, which provides for lifetime annual payments equal to the retainer being paid nonemployee directors at the time of the director's retirement from the Board of Directors (the "Directors Emeriti Plan"). Directors of the Company who are also employees are not eligible to participate in the Directors Emeriti Plan. This plan is being phased out by the Company as described below. Each Director Emeritus will continue to receive annual payments pursuant to this plan until such director's death. Following the Annual Meeting, and assuming that the Deferred Stock Plan (as described below) is approved by the shareholders, nonemployee directors who are currently serving on the Board of Directors and wish to discontinue participation in the Directors Emeriti Plan, will have the opportunity to elect to have credited to his or her account under the deferred compensation plan the net present value of the accrued benefit as of June 1, 1996, under the Directors Emeriti Plan. Those directors also will be entitled to receive a greater annual award pursuant to the Deferred Stock Plan, described more fully in Part 3 below. The directors who do not wish to discontinue participation in the Directors Emeriti Plan will receive a smaller annual award pursuant to the Deferred Stock Plan, as more fully discussed in
Part 3 below. New nonemployee directors will not have the opportunity to participate in the Directors Emeriti Plan.

        In February 1996, the Board of Directors adopted the Deferred Stock Plan for Nonemployee Directors of the Company (the "Deferred Stock Plan"). This plan is subject to shareholder approval and is discussed in greater detail under Part 3 below.

        In 1991, the shareholders adopted the Vulcan Materials Company Stock Plan for Nonemployee Directors (the "Stock Plan") which became effective following authorization by the Compensation Committee in May 1993. In the event that the Deferred Stock Plan is approved by the shareholders of the Company, the Stock Plan will be terminated and no further grants will be made pursuant to the Stock Plan.

               SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following is information regarding persons known to the Company to have beneficial ownership of more than 5% of the outstanding Common Stock of the Company, which is the only outstanding class of voting securities of the Company.

Name and Address of                    Amount and Nature of     Percent of
 Beneficial Owner                      Beneficial Ownership        Class

State Farm Mutual Automobile Insurance
Company and Affiliates
One State Farm Plaza
Bloomington, Illinois 61710            3,677,400 shares(1)         10.06%

AmSouth Bancorporation
AmSouth Sonat Tower
Birmingham, Alabama 35203              3,435,927 shares(2)           9.8%

Gerald Ratner, as Attorney and Agent
222 North LaSalle Street
Chicago, Illinois 60601                2,479,400 shares(3)           6.8%

INVESCO PLC
11 Devonshire Square
London EC2M 4YR England                2,294,300 shares(4)          6.52%

(1) Based on information contained in the Schedule 13G, dated January 22, 1996, filed with the Securities and Exchange Commission. The total includes 2,791,200 shares over which State Farm Mutual Automobile Insurance Company holds sole voting and dispositive power, 399,800 shares over which State Farm Investment Management Corp. holds sole voting and dispositive power, and 486,400 shares over which State Farm Employees Savings and Thrift Plan holds sole voting and dispositive power. State Farm Mutual Automobile Insurance Company and each of the various affiliated entities listed on Exhibit A to the
Schedule 13G expressly disclaim "beneficial ownership" as to all shares as to which such entity has no right to receive the proceeds of sale of the security and disclaims that it is part of a "group."

(2) Based on information contained in a Schedule 13G, dated February 13, 1996, filed with the Securities and Exchange Commission. The total consists exclusively of shares of Common Stock held by estates and trusts of which either AmSouth Bank of Alabama, AmSouth Bank of Florida or AmSouth Bank of Tennessee, each a subsidiary of AmSouth Bancorporation, is a fiduciary. No single one of these estates or trusts holds as much as 5% of the Common Stock of the Company. As reported in the Schedule 13G, AmSouth Bank of Alabama has shared voting power with respect to 3,425,362 shares and shared dispositive power with respect to 2,940,392 shares.

(3) The Company has been advised by Gerald Ratner that Lester Crown, members of his family, and certain partnerships and trusts associated with the Crown family are the beneficial owners of 2,479,400 shares of the Common Stock of the Company. Such persons, including Mr. Crown, disclaim that they act as a group for purposes of Section 13 of the Securities Exchange Act of 1934 or otherwise and disclaim that any one of such persons is the beneficial owner of shares owned by any other such person.

(4) Based on information contained in a Schedule 13G, dated February 2, 1996, filed with the Securities and Exchange Commission. INVESCO PLC has shared voting and dispositive power with respect to such shares with its subsidiaries INVESCO North American Group Ltd., INVESCO Group Services, Inc., INVESCO, Inc., INVESCO North American Holdings, Inc. and INVESCO Capital Management, Inc., a registered investment adviser under the Investment Advisers Act of 1940.

                       SECURITY HOLDINGS OF MANAGEMENT

        The following table sets forth information, unless otherwise indicated, as of March 1, 1996, regarding holdings of the directors, the chief executive officer and the four other most highly compensated executive officers which are based on the Common Stock of the Company. The "Stock" column shows beneficial ownership, direct and indirect, and the "Total" column shows all stock-based holdings, including those in the "Stock" column. The value of their total holdings will increase or decrease with changes in the price of the Company's stock.


               COMMON STOCK AND TOTAL STOCK-BASED HOLDINGS (1)

    Name                          Stock (2)            Total (3)

Marion H. Antonini                 3,850               20,904

Peter J. Clemens, III             32,828               48,214

Livio D. DeSimone                  1,050               10,055

Michael J. Ferris                 30,055               47,194

William J. Grayson, Jr.           67,434               82,561

John K. Greene                    24,576 (4)           24,576 (4)

Donald M. James                      711               11,706

Richard H. Leet                    2,250                2,250

Douglas J. McGregor                  450 (5)            4,631 (5)

Ann D. McLaughlin                    474                5,583

James V. Napier                    1,050                1,050

Donald B. Rice                       650 (6)              650 (6)

Herbert A. Sklenar               115,660              159,415

Orin R. Smith                      1,050               10,221

All Directors and Executive
Officers as a group (19 persons)
                                 323,167 (7)          508,301


(1) None of the directors or executive officers listed in the table individually own in excess of 1% of the outstanding Common Stock of the Company.

(2) Includes shares held under the Company's Thrift Plan for Salaried Employees on February 29, 1996, to the extent the beneficial ownership was vested in the persons listed. Also includes shares beneficially owned by spouses of persons listed and other relatives living in their households, whether or not interest in such shares is disclaimed by the person listed.

(3) Includes stock equivalents as to which there are no voting rights and which will be paid totally in cash under the deferred compensation plan for nonemployee directors. With respect to executive officers these totals include shares awarded but not yet earned under the 1991 Long-Range Performance Share Plan (which is more fully described on page 15) which carry no voting or dividend rights. Also includes stock equivalents as to which there are no voting rights and which will be paid totally in cash under the Company's Unfunded Supplemental Benefit Plan for Salaried Employees.

(4) Includes 4,400 shares of the Common Stock of the Company held by John K. Greene and a bank, as trustees under a trust created by Mr. Greene's mother. Mr. Greene is an income beneficiary of this trust and has a special power of appointment over the trust assets. Also includes a total of 3,700 shares which are held in three trusts of which Mr. Greene and another individual are co-trustees.

(5) Two hundred of these shares are held in a trust of which Mr. McGregor is the trustee.

(6) Four hundred of these shares are held in a retirement trust of which Dr. Rice is the trustee and full beneficiary.

(7) The Common Stock holdings of all directors and executive officers as a group represents .925% of the outstanding Common Stock of the Company.


                           EXECUTIVE COMPENSATION

        The following table sets forth information concerning the annual and long-term compensation for Mr. Sklenar and the four other executive officers of the Company who were the most highly compensated for the fiscal year ended December 31, 1995.

                         SUMMARY COMPENSATION TABLE
                                                              LONG-TERM
NAME AND                              ANNUAL COMPENSATION    COMPENSATION        ALL OTHER
PRINCIPAL POSITION          YEAR                                               COMPENSATION
                                      SALARY      BONUS(1)   LTIP PAYOUTS(2)

Herbert A. Sklenar          1995      $600,034    $500,000      $203,072          $36,001
Chairman and                1994      $570,004    $300,000      $274,821          $31,800
Chief Executive Officer     1993      $535,004    $225,000      $285,234          $29,400

William J. Grayson, Jr.     1995      $387,508    $283,000      $ 92,362          $23,500
Vice Chairman               1994      $321,840    $200,000      $129,473          $18,274
                            1993      $302,000    $135,000      $130,819          $15,520

Donald M. James (4)         1995      $225,218     $150,000     $ 28,792          $ 3,517
President and               1994      $209,174     $126,500     $ 22,866          $ 1,582
Chief Operating Officer     1993      $200,004     $ 80,000         -0-              -0-

Peter J. Clemens, III       1995      $255,034     $163,000     $ 61,099          $15,341
Senior Vice President-West, 1994      $243,038     $128,500     $ 84,878          $12,762
Construction Materials Group1993      $230,508     $ 76,000     $ 89,048          $12,061

Michael J. Ferris           1995      $254,018     $166,000     $ 64,299          $10,760
President,                  1994      $242,208     $ 15,000     $ 87,402          $11,088
Chemicals Division          1993      $229,674     $ 35,000     $ 84,884          $12,987


(1) Consists of payments made under the Company's Management Incentive Plan ("MIP"). If a Change in Control (see the definition of "Change in Control" on page 22) occurs in a given year, awards already determined by the Compensation Committee for that year will be paid. If the Change in Control occurs after the end of a given year, and the Compensation Committee has not determined an award, participants will be entitled to the entire "target award" (as defined in the MIP). Participants will receive pro rata portions of their target awards if the Change in Control occurs before the end of the given year.

(2) Represents the dollar value of performance shares paid under the Company's 1981 Long-Range Performance Share Plan (the "1981 Plan") and the 1991 Long-Range Performance Share Plan (the "1991 Plan") in 1993, 1994 and 1995. Payments made pursuant to the 1981 Plan and the 1991 Plan were made partially in cash and partially in the Company's Common Stock. The cash portion of the payments was determined based on the average of the daily closing prices of the Company's Common Stock for the 20 trading days ending on the fifth trading day before the date set for payment by the Compensation Committee. The value of the portion of the payments made in the Company's Common Stock is based on the average of the high and low trading prices of the stock on the date of payment.

(3) These amounts consist of Company contributions made on behalf of the named employee to the Company's Thrift Plan for Salaried Employees (the "Thrift Plan") and to the Company's Unfunded Supplemental Benefit Plan for Salaried Employees (the "Supplemental Plan"). Under the Supplemental Plan, participating employees whose Company-matching contributions to the Thrift Plan have been reduced as a result of the limitations imposed by Sections 401 and 415 of the Internal Revenue Code are provided with a benefit that is essentially equal to the benefit those employees would have received in the absence of such limitations. The Compensation Committee designates the participants under the Supplemental Plan. The following amounts were contributed pursuant to the Thrift Plan during 1995: Mr. Sklenar $6,000,
Mr. Grayson $6,000, Mr. Clemens $6,000, Mr. Ferris $6,000 and Mr. James $1,500. The following amounts were accrued pursuant to the Supplemental Plan during 1995: Mr. Sklenar $30,001, Mr. Grayson $17,500, Mr. Clemens $9,341, Mr. Ferris $4,760 and Mr. James $2,017.

(4) Mr. James was elected to the office of President and Chief Operating Officer by the Board of Directors in February 1996. Prior to this election, Mr. James served as Senior Vice President, South, Construction Materials Group and President of the Southern Division.

                          LONG-TERM INCENTIVE PLAN

       The following table sets forth information on awards pursuant to the Company's 1991 Long-Range Performance Share Plan during the year ended December 31, 1995, to Mr. Sklenar and the four other executive officers named in the Summary Compensation Table.

             LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

                           NUMBER OF                   ESTIMATED FUTURE PAYOUTS (3)
                            SHARES,    PERFORMANCE         NUMBER OF SHARES
    NAME                   UNITS OR     PERIOD TO
                             OTHER     MATURATION (2)
                            RIGHTS                     THRESHOLD   TARGET   MAXIMUM
Herbert A. Sklenar           5,700       2 Years         2,850      5,700    8,550
William J. Grayson, Jr.      1,470       1 Year            735      1,470    2,205
Donald M. James              3,030       5 Years         1,515      3,030    4,545
Peter J. Clemens, III        3,370       5 Years         1,685      3,370    5,055
Michael J. Ferris            4,320       5 Years         2,160      4,320    6,480


(1) The awards consist of performance shares and were based on a stock price of $48.55 which was the average of the daily closing prices of the Company's Common Stock in the last 20 trading days of 1994.

(2) Awards made in 1995 under the 1991 Long-Range Performance Share Plan (the "Plan") will mature on December 31, 1999. Due to Mr. Sklenar's and
Mr. Grayson's mandatory retirement dates which fall during the award period, they each received a prorated award with a shorter maturation period.

(3) A performance share is equal to a share of the Company's Common Stock, but the performance shares carry no voting or dividend rights. Payment of performance share awards is subject to conditions for payment which are set by the Compensation Committee. The Compensation Committee determined that payment with respect to one-half of the award will be based on a comparison of the Company's growth in earnings per share during the award period with the growth in earnings per share of a group of comparison companies which was selected by the Compensation Committee at the time awards were made. Payment with respect to the other one-half of the award will be based on a comparison of the Company's return on investment performance with the return on investment performance of the companies constituting the comparison group. Payments under the Plan will be made only if the Company's performance in growth in earnings per share or in return on investment places it in at least the 50th percentile in a ranking of companies in the comparison group. However, regardless of the Company's ranking in the comparison group, no payment with respect to the earnings per share half of the award is made if the Company's average earnings per share during the award period is less than the Company's average earnings per share during the five years ended
December 31, 1994. Likewise, no payment with respect to the return on investment half of the award is made if the Company's average pretax return on investment is less than the average three-month U.S. Treasury Bill rate during the award period.

The Company's performance with respect to earnings per share or return on investment must place it at the 50th percentile in the comparison group in order to earn 50% of the half of the award allocated to such criterion. The amounts set forth in the "Threshold" column in the above table assume a 50th percentile ranking with respect to both earnings per share and return on investment. The Company's performance with respect to earnings per share or return on investment must place it at the 75th percentile in the comparison group in order to earn 100% (the "Target") of the half of the award allocated to such criterion. The Company's performance with respect to earnings per share or return on investment must place it in the 100th percentile in the comparison group in order to earn 150% (the "Maximum") of the half of the award allocated to such criterion. Pro rata payments of all outstanding awards will be made if, within two years of a Change in Control (see the definition of "Change in Control" on page 22), a participant is terminated under the circumstances described in the Plan.

                    REPORT OF THE COMPENSATION COMMITTEE

        Under the supervision of the Compensation Committee of the Board of Directors (the "Committee") which is composed entirely of nonemployee directors, the Company has developed and implemented performance-based compensation policies and plans which are intended to enhance the profitability of the Company and shareholder value by aligning closely the financial interests of the Company's senior managers with those of its shareholders. The objective of the Company is to provide a competitive compensation program that reflects both Company and individual performance. The Committee believes that the senior management of the Company is dedicated to achieving significant improvements in the Company's long-term financial performance and that the performance-based compensation policies and plans the Committee has implemented contribute to achieving this management focus. Compensation for senior management, including the Chief Executive Officer, consists of base salary and annual and longer-term incentive compensation.
The annual and longer-term incentive compensation is directly related to the Company's performance as measured by specific financial factors.

        The Committee sets base salaries, determines the amounts payable under the Management Incentive Plan, and makes awards, sets conditions for and authorizes payments under the Long-Range Performance Share Plan for all officers of the Company, group senior vice presidents, division presidents and the heads of the Chemicals Division business units (the "Senior Executives"). This group includes the Chief Executive Officer and each of the other four executive officers named in the Summary Compensation Table. In addition, the Committee determines the total amount payable to all other eligible employees under the Management Incentive Plan, and sets conditions for and authorizes awards and payments under the Long-Range Performance Share Plan to all other eligible employees.

BASE SALARY

        The base salary of each Senior Executive (other than the Chief Executive Officer) is established annually by the Committee based on the recommendation of the Chief Executive Officer and is set independently from the other elements of the compensation package. The recommendation of the Chief Executive Officer is developed by a process which begins with the establishment of a competitive market salary rate for each Senior Executive position. The competitive market salary rate is based on a study conducted by the Company's human resources staff of salaries paid to executives in comparable positions at companies of comparable size to the Company. In order to set these market rates, the Company's human resources staff relies on data from general industry surveys. The companies in the Wilshire Materials and Services Index, the performance of which is charted in the Shareholder Return Performance Presentation, overlap to some extent with the companies in the surveys. The competitive market rate is targeted to the median of the salaries identified in the surveys. The competitive market rate for each Senior Executive is then reviewed by the Chief Executive Officer and individual salaries are proposed to the Committee based on the competitive market rate and the results of individual performance evaluations that take into account, among other factors, the achievement of individual, group and company-wide performance goals. The resulting recommendation is then presented to the Committee, along with data supporting the recommendation.
The Committee typically follows the recommendation of the Chief Executive Officer in setting the salaries of the Senior Executives (other than the Chief Executive Officer). The 1994 base salaries of the Senior Executives were increased in 1995 to reflect increases in competitive market rates and the performance of the Senior Executives. The average of the salaries paid to the Senior Executives in 1995 was slightly above the median of the competitive market rates.

In establishing the Chief Executive Officer's salary, the Committee also reviews the competitive market rate for his position, its assessment of his
performance and the Company's performance.   Mr. Sklenar does not participate
in setting his own salary. In 1995, the Committee increased Mr. Sklenar's salary based on its consideration of his performance with respect to a number of factors, including earnings improvement, dealing with important strategic business issues and directing the Company's management development and succession planning programs.

MANAGEMENT INCENTIVE PLAN

        The purpose of the Management Incentive Plan is to promote the profitability of the Company by providing incentive and reward for those employees who contribute most to the operating progress and earnings of the Company. Annual incentive awards under the Company's Management Incentive Plan are tied directly to the Company's performance and that of individual profit centers as measured by specific financial performance factors approved by the Committee. After the end of each fiscal year and completion of the audit of the Company's financial statements for that year, the Committee establishes the amount to be added to the Management Incentive Plan fund, which amount, in accordance with the terms of the Management Incentive Plan, cannot exceed 12 1/2% of consolidated net earnings in excess of an amount equal to 6% of net capital for such year. The amount added to the fund is usually well below the maximum allowable.

        Management Incentive Plan payments from the fund for 1995 were based primarily on six objective financial performance factors which are calculated separately for each profit center: (1) inflation-adjusted return on capital employed compared to real cost of capital; (2) inflation-adjusted return on capital employed compared to the average of such returns for the prior six years; (3) pre-tax earnings compared to budget; (4) inflation-adjusted pre-tax earnings compared to the average of such earnings for the prior six years;
(5) cash flow compared to budget; and (6) cash flow compared to the average of inflation-adjusted cash flow for the prior six years. Each of the first four factors are given a weight of 20% and each of the last two are given a weight of 10%. Supplementary factors such as safety, health and environmental matters, community relations, management development, employee relations and pursuit of profitable growth are also considered in determining payments under the Management Incentive Plan. Regardless of the composite results of a profit center's performance, no bonus is earned if the profit center fails to achieve at least 40% of its budgeted earnings.

        The Compensation Committee sets the target bonus for each Senior Executive which is equivalent to a specified percentage of each Senior Executive's base salary. Generally, this percentage becomes greater as the level of the Senior Executive's responsibility increases. The amount of any payment to an individual under the Management Incentive Plan may be lower or higher than the individual's target bonus. The amount of an individual payment is determined on the basis of overall corporate or profit center performance and the individual's personal performance.

        In establishing the 1995 Management Incentive Plan payments, the Committee reviewed with the Chief Executive Officer management's recommendations concerning the bonuses to be awarded and the target bonuses established for each position. These recommendations do not include any recommendations with respect to the Chief Executive Officer.

        The Management Incentive Plan payment to Mr. Sklenar with respect to 1995 was based on the same performance factors described above which were used in setting bonuses for all other participants in the Management Incentive Plan. In addition, the Committee independently evaluated Mr. Sklenar's performance, including his leadership in improving earnings per share, which were up over 70% from 1994 and which established a new record for the Company, in embarking on a procurement project designed to reduce costs significantly, and in revising the Company's incentive structure to stimulate improved performance. Based on 1995 performance, Mr. Sklenar's payment under the Management Incentive Plan was 83% of his base salary or 165% of the target bonus established for him under the Management Incentive Plan.

LONG-RANGE PERFORMANCE SHARE PLAN

        Long-term incentives are provided under the Company's 1991 Long-Range Performance Share Plan (the "Plan"). The purpose of the Plan is to further the long-term growth in profitability of the Company by offering long-term incentives to those executives who will be largely responsible for such growth. Awards of performance shares under the Plan are made annually by the Committee and have a maturity period of five years (except for awards for shorter periods made to executives who are within five years of retirement). One performance share corresponds to one share of the Company's Common Stock, but carries no voting or dividend rights. The Committee establishes conditions for payment and selects a group of companies to which the Company's performance will be compared over the five-year award period. The companies in the Wilshire Materials and Services Index, which was used in the Shareholder Return Performance Presentation, overlap to some extent with the companies in the comparison group. In setting the number of shares to be awarded to each Senior Executive, the Committee uses a formulistic approach. The value of the performance shares awarded generally is equal to a percentage of the sum of the market rate salary and the target bonus for each Senior Executive. Generally, this percentage becomes greater as the level of the Senior Executive's responsibility increases.

        Payment with respect to one-half of the long-term incentive award is based on comparison of the Company's growth in earnings per share during the award period with the growth in earnings per share of the comparison companies. Payment with respect to the other one-half of the award is based on a comparison of the Company's return on investment performance with the return on investment performance of the comparison companies.

        In May 1995, the Committee determined that conditions established with respect to performance shares awarded in 1990 had been met to the extent that 46% of the awards made in that year were earned and paid. The Company's performance with respect to the five-year award period placed it at the 71st percentile in return on investment, and at the 48th percentile in growth in earnings per share with respect to a comparison group of companies chosen by the Committee at the time of the award. The Company's earnings per share during the award period averaged less than the average for the five years immediately preceding the commencement of the award period, so no payment would have been earned with respect to the half based upon earnings per share even if the Company had ranked in a higher percentile. The Long-Range Performance Share payment made to Mr. Sklenar in 1995 was the same percentage that was paid to all other participants in the Plan. The Committee will determine later this spring the extent to which conditions have been satisfied with regard to performance shares awarded in 1991 and the number of performance shares earned.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

        Internal Revenue Code Section 162(m), enacted in 1993, prohibits a public corporation from taking a deduction for compensation in excess of $1 million paid to its chief executive officer or any of its four other highest-paid executive officers. To date, none of the executives named in the Summary Compensation Table, with the exception of Mr. Sklenar, has received annual compensation exceeding $1 million.

        The Internal Revenue Service has proposed regulations pursuant to
Section 162(m) which exempt certain "qualified performance-based compensation" from the application of the deduction limitation. It is the Committee's understanding that awards and payments made pursuant to the Long-Range Performance Share Plan should qualify under the proposed regulations as "performance-based" and remain fully deductible, despite the new limitation. The Management Incentive Plan has been approved by the shareholders and satisfies several, but not all, of the criteria necessary to be deemed "qualified performance-based compensation." The Committee will continue to study possible revisions to the Management Incentive Plan that would result in all payments under that plan being fully deductible.

                                   Compensation Committee

                                   O. R. Smith, Chairman
                                   M. H. Antonini
                                   L. D. DeSimone
                                   R. H. Leet
                                   D. J. McGregor
                                   J. V. Napier


                 SHAREHOLDER RETURN PERFORMANCE PRESENTATION

        The following graph and table compare the performance of the Company's Common Stock to that of the Standard & Poor's 500 Stock Index ("S&P 500") and the Wilshire Materials and Services Index ("Wilshire M&S") for the period commencing December 31, 1990, and ending on December 31, 1995. All of these indices have been calculated by Wilshire Associates, Incorporated. The Wilshire M&S Index is a market capitalization weighted index containing the public equities of firms in the Materials and Services sector as defined by Wilshire Associates, Incorporated. The Materials and Services sector includes the Company and approximately 1,300 other corporations, some of which are in the mining and chemicals industries. The Index is one of nine sectors that make up the Wilshire 5000. The graph assumes that the index value of the investment in the Company's Common Stock and each index was 100 on December 31, 1990, and that all dividends have been reinvested.

                  COMPARATIVE TOTAL RETURNS TO SHAREHOLDERS

CUMULATIVE RETURN INDEX

 Here is the line graph represented by the following coordinates:


Index as of December 31

                   1990     1991     1992     1993     1994     1995

Vulcan (VMC)        100      109      151      151      167      195
Wilshire M & S      100      129      138      153      151      188
S&P 500 Index       100      131      141      155      157      216


                           RETIREMENT INCOME PLAN

        The Retirement Income Plan for Salaried Employees of Vulcan Materials Company (the "Retirement Plan") provides benefits under a funded noncontributory defined benefit plan and covers most salaried employees, including all executive officers. Under the Retirement Plan, normal retirement benefits are paid commencing at age 65 (or later actual retirement) based on the participant's years of benefit service under the Retirement Plan and the average of the highest 36 consecutive months of eligible earnings. Eligible earnings under the Retirement Plan include an employee's salary and any awards under the Company's Management Incentive Plan, as described in the "Salary" and "Bonus" columns of the Summary Compensation Table. The benefit amounts are subject to deductions equal to 1.34% of a participant's monthly primary social security benefit for each year of benefit service, up to a maximum of 50% of the primary social security benefit. There were no contributions by the Company to the Retirement Plan in 1995 due to the full funding limitations imposed by federal law.

        Under Section 415 of the Internal Revenue Code, the maximum benefit allowable under the Retirement Plan for an employee retiring at age 65 in 1995 is $120,000, an amount which may change each year in accordance with a determination made by the Internal Revenue Service. In addition, Section 401 of the Internal Revenue Code limits the amount of an employee's compensation which may be taken into account under the Retirement Plan to $150,000, an amount which also is subject to change each year in accordance with a similar determination. Therefore, the Company has an Unfunded Supplemental Benefit Plan for Salaried Employees (the "Supplemental Plan") which enables the Company to pay to any person designated by the Compensation Committee whose pension under the Retirement Plan has been reduced as a result of the limitations imposed by Sections 401 and 415 of the Internal Revenue Code an amount equal to the difference between the amount the person would have received under the Retirement Plan had there been no limitations and the amount the person will receive under the Retirement Plan after giving effect to the limitations.

       The Supplemental Plan is unfunded and amounts due the employees covered thereby are general obligations of the Company; however, the Supplemental Plan contains provisions which allow for the creation of a trust to help ensure the payment of benefits under the Supplemental Plan.

        The Supplemental Plan provides for the vesting of excess retirement benefits in the same manner that benefits vest under the Retirement Plan, which is after five years. In addition, the Supplemental Plan provides for an acceleration of the payment of excess retirement benefits in connection with a Change in Control of the Company (see the definition of "Change in Control" on page 22 below) if, simultaneously with or subsequent to the Change in Control, the participant's employment is terminated, the Supplemental Plan is terminated or the Company's capital structure is changed materially.

        Assuming continuance of the Retirement Plan and the Supplemental Plan in their present form, annual benefits payable to participating employees (including executive officers) following retirement, in specific salary classifications and with the continuous years of benefit service indicated, are shown in the table below. Each amount in the table is based on the benefit applicable on December 31, 1995, to an employee retiring at age 65 payable in the form of a single life annuity and is subject to the above-described deduction for the primary social security benefit.


Remuneration    15 Years    20 Years    25 Years    30 Years    35 Years    40 Years
  $100,000       25,200       33,600      40,650      47,700      54,750      58,000
   150,000       37,800       50,400      60,975      71,550      82,125      87,000
   200,000       50,400       67,200      81,300      95,400     109,500     116,000
   250,000       63,000       84,000     101,625     119,250     136,875     145,000
   300,000       75,600      100,800     121,950     143,100     164,250     174,000
   350,000       88,200      117,600     142,275     166,950     191,625     203,000
   400,000      100,800      134,400     162,600     190,800     219,000     232,000
   500,000      126,000      168,000     203,250     238,500     273,750     290,000
   600,000      151,200      201,600     243,900     286,200     328,500     348,000
   700,000      176,400      235,200     284,550     333,900     383,250     406,000
   800,000      201,600      268,800     325,200     381,600     438,000     464,000
   900,000      226,800      302,400     365,850     429,300     492,750     522,000
 1,000,000      252,000      336,000     406,500     477,000     547,500     580,000

        The benefit service accruals used to determine benefits under the Retirement Plan as of December 31, 1995, for Mr. Sklenar and four other executive officers named in the Summary Compensation Table are shown below.

                                         Years of
          Name                        Benefit Service
                                      as of 12/31/95

       Herbert A. Sklenar                23 6/12
       William J. Grayson, Jr.           33 2/12
       Donald M. James                    3 0/12
       Peter J. Clemens, III             18 5/12
       Michael J. Ferris                 24 7/12


                       EMPLOYEE SPECIAL SEVERANCE PLAN



        The Company's Employee Special Severance Plan (the "Special Severance
Plan") became effective in 1990, following adoption by the Board of Directors.
The Special Severance Plan covers all full-time salaried employees, including the executive officers named in the Summary Compensation Table, and is designed to reassure participants in the event of a Change in Control (as defined below) of the Company, so that they can continue to focus their time and energy on business-related concerns rather than personal concerns. A
Change in Control is defined as: (1) the acquisition by any person, entity, or group of 25% or more of the outstanding shares of Company stock or the combined voting power of the Company's outstanding voting securities, unless a majority of the continuing directors determines that this acquisition does not constitute a Change in Control; (2) the continuing directors cease to constitute a majority of the Board of Directors; (3) approval by the Board of Directors of (a) a merger, consolidation or reorganization of the Company, after which either (i) the continuing directors do not constitute a majority of the directors of the surviving corporation, or (ii) any person, entity or group controls more than 25% of the combined voting power, (b) any sale, lease, or other transfer of all or substantially all of the Company's assets, or (c) any plan or proposal for the Company's dissolution or liquidation, unless a majority of the continuing directors determine that such merger, consolidation, reorganization, sale, lease, other transfer, liquidation or dissolution shall not be deemed a Change in Control for purposes of the Special Severance Plan. A participant is entitled to benefits under the Special Severance Plan if, within two years after a Change in Control, the participant's employment is terminated without substantial cause ("Substantial
Cause") or is voluntarily terminated by the participant for good reason
("Good Reason"). Substantial Cause is defined as: (1) the participant's willful and continued failure to substantially perform his duties after receiving a written demand for substantial performance; (2) the participant's willful engaging in an act of gross misconduct which is demonstrably injurious to the Company; or (3) the participant's commission of an act of fraud intended to result in substantial personal enrichment. Good Reason is defined as: (1) the assignment to the participant of duties that are materially inconsistent with his position or a change in the participant's title or office without his consent; (2) a reduction in the participant's salary or the Company's failure to increase the participant's salary by a specified percentage and by a specified date; (3) a change in the participant's principal work location to a location more than 50 miles from his current principal work location; (4) the Company's failure to maintain any benefit or compensation plan (collectively, "Plans") in which the participant was participating, a reduction of the participant's benefits under the Plans, or the failure to provide the participant the number of vacation days to which he is entitled; (5) the Company's failure to pay the participant any compensation within seven days of its due date; (6) the Company's failure to require any successor to the Company to assume the obligations pursuant to the Special Severance Plan; or (7) the Company's termination of the participant in a manner inconsistent with the Special Severance Plan.

        Benefits under the Special Severance Plan include a lump-sum payment upon termination which, in the case of executives of the Company whose compensation is determined by the Compensation Committee of the Board of Directors, would be equal to two years' base salary. The lump-sum payments made to other participants would be equal to two and one-half weeks' base salary times the participant's years of service, subject to a maximum of two years' base salary and a minimum ranging from one-fourth year's base salary to one year's base salary, depending upon the participant's position with the Company. (The Special Severance Plan also contains limitations on benefits which are designed to prevent the payments made under the Special Severance
Plan, when added to payments which may be made to employees under other
Company plans in the event of a Change in Control, from exceeding certain limits imposed by the Internal Revenue Code.) Benefits under the Special
Severance Plan also include the maintenance by the Company of all life insurance, accidental death and dismemberment insurance and medical, dental and prescription drug plans in which the participant was entitled to participate for up to one year from a participant's termination.

        The Special Severance Plan is unfunded, but contains provisions which allow for the creation of a trust to help ensure the payment of benefits under the Special Severance Plan.


                 2.  PROPOSED 1996 LONG-TERM INCENTIVE PLAN

        The Board of Directors has adopted the Vulcan Materials Company 1996
Long-Term Incentive Plan (the "Incentive Plan").  The shareholders of the
Company are being asked to approve the adoption of the Incentive Plan.  The
Incentive Plan is designed to enhance the ability of the Company to attract and retain key employees upon whom the growth and profitability of the Company depend. At the same time, the Incentive Plan has been designed to preserve the tax deductibility of certain kinds of awards under the Plan to certain executive officers, even if such executives' compensation exceeds
$1,000,000 in any year.  Under amendments adopted in 1993 to the Internal
Revenue Code of 1986 (the "Code"), publicly traded corporations will not be entitled to deduct for federal income tax purposes compensation paid to "covered employees," as defined, to the extent that payments for any year to any such employee exceeds $1,000,000 unless the payments qualify for an exception to the deductibility limit. One such exception is compensation paid under a performance-based compensation plan which has been approved by shareholders. The Company believes that, if the Incentive Plan is approved by the shareholders, shares received upon exercise of stock options or stock appreciation rights ("SARs") or pursuant to performance share awards will qualify as a performance-based compensation.

        The following summary description of the material terms of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached to this Proxy Statement as Exhibit A.
If the Incentive Plan is approved by the shareholders of the Company, there will be no further awards under the 1991 Long-Range Performance Share Plan of the Company.

        The Incentive Plan will authorize the granting of stock-based awards to key salaried employees of the Company and its affiliates from the date of its approval by shareholders until May 2006. The Incentive Plan will permit the grant of: (1) stock options, including incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code ("ISOs"), (2)
SARs, (3) restricted stock and restricted stock units, (4) performance share awards, (5) dividend equivalents, and (6) other awards valued in whole or in part by reference to or otherwise based on Common Stock of the Company ("Other
Stock-Based Awards").

        The number of shares of Common Stock of the Company available for awards in each calendar year will be .95% of the issued shares of the Company
(including treasury shares) as of the first day of each calendar year plus the unused shares that are carried over from prior years. No more than 1,000,000 shares will be available for granting ISOs. No individual participant may be granted awards representing more than 100,000 shares in any calendar year. In addition, the number of shares of restricted stock or restricted stock units which may be issued pursuant to the Incentive Plan in any given year is limited to one-third of the total number of shares available for awards in that calendar year. These limitations are subject to adjustment by the Compensation Committee in its discretion, in order to prevent the dilution or enlargement of the benefits intended to be made available under the Incentive
Plan, in the event of any dividend or distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, exchange of securities, issuance of rights or warranties, or similar corporate transactions or events.

        Awards may provide that upon their exercise, the holder will receive cash, stock, other securities, other awards, other property or any combination thereof, as determined by the Compensation Committee. Any shares of stock deliverable under the Incentive Plan may consist in whole or in part of authorized and unissued shares or treasury shares.


        The Incentive Plan will be administered by the Compensation Committee, which consists exclusively of nonemployee directors. The Compensation
Committee will have discretion to establish rules for the administration of the Incentive Plan, to select the employees to whom awards are to be granted, to determine the types of awards to be granted, to set the terms and conditions of such awards, and to make all determinations and interpretations with respect to the Incentive Plan as may be necessary or appropriate. In making these determinations, the Compensation Committee will consider, among other factors, the performance of the individual and the Company with respect to certain objective and subjective criteria and competitive market data with respect to grants by other companies under long-term compensation plans.

        The Incentive Plan authorizes the granting of both ISOs and stock options that do not qualify as ISOs. The terms on which such options may be exercised will be set by the Compensation Committee; provided, however, that the exercise price for any option shall not be less than the fair market value of a share on the date of grant and, in the case of an ISO, the exercise period shall not exceed ten years from the date of grant.

        SARs granted under the Incentive Plan will entitle the holder, upon exercise, to receive (in cash, shares of Common Stock, other securities, other awards or other property) an amount equal to the difference between the fair market value per share of the Common Stock on the date of exercise over the grant price (which may not be less than the fair market value per share of the Common Stock on the date of grant).

        Restricted stock consists of shares of Common Stock that are subject to such restrictions as the Compensation Committee in its discretion may impose (including, without limitation, restrictions on transfer, voting rights and dividend rights). Restricted stock units represent unfunded obligations of the Company that are denominated in shares of Common Stock. Restricted stock units may be settled in cash, shares of Common Stock, other securities, other awards, or other property, either automatically or at the election of the holder or the Compensation Committee, as the Compensation Committee shall determine. Restricted stock and restricted stock units will both be subject to at least a three-year vesting period.

        Performance share awards (which may be denominated or payable in cash, shares of Common Stock, other securities, other awards, or other property) confer upon the holder rights payable to, or exercisable by, the holder upon the achievement of preestablished performance goals over a prescribed performance period. Such performance goals will be established by the Compensation Committee based on earnings as reported or after deducting a charge reflecting the cost of capital, return on investment or total shareholder return of the Company or an affiliate, or any division or operating unit thereof, as measured on an absolute basis, as compared to another performance period, or as compared to a group of comparison companies.

        Dividend equivalents entitle the holder of an award to receive payments equivalent to dividends with respect to the number of shares of Common Stock or Common Stock equivalents comprising an award.

        Other Stock-Based Awards consist of awards designed by the Compensation Committee that are denominated or payable in, are valued in whole or in part by reference to, or are otherwise based on or related to shares of Common Stock (including securities convertible into Common Stock).

        The Compensation Committee has the discretion, subject to the limitations of the Incentive Plan, to establish the vesting requirements, if any, forfeiture provisions and the term of each award under the Incentive Plan.

        The Board of Directors of the Company has the authority to amend, alter, suspend, discontinue or terminate the Incentive Plan, without the consent of any shareholder of the Company or any participant in the Incentive
Plan, except that, without shareholder approval, no amendment of the Incentive
Plan may be made which would (i) increase the number of shares of Common Stock available for awards under the Incentive Plan or the maximum number of shares of Common Stock that can be the subject of award to any individual participant in any year, (ii) modify the eligibility criteria for participation in the Incentive Plan or (iii) permit stock options or SARs to be granted with a grant, purchase or exercise price that is less than the fair market value per share of the Common Stock on the date of grant.

        Following is a summary of the material federal income tax consequences generally applicable to awards under the Incentive Plan. The grant of an option or SAR will create no tax consequences for the recipient or the Company. The holder of an ISO generally will have no taxable income upon exercising the ISO (except that the alternative minimum tax may apply), and the Company generally will receive no tax deduction when an ISO is exercised.
Upon exercising a stock option other than an ISO, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares acquired on the date of exercise over the option price, and the Company will then be entitled to a tax deduction for the same amount. Upon exercising an SAR, the amount of any cash received and the fair market value on the exercise date of any shares or other property received are taxable to the recipient as ordinary income and then deductible by the Company. The tax consequence to an optionee of a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an ISO or by exercising an SAR or stock option other than an ISO. Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired upon the exercise of an option except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

        With respect to other awards granted under the Incentive Plan that are settled in cash, shares of Common Stock or other property that is either transferable or not subject to substantial risk of forfeiture, the holder of an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares or other property received (determined as of the date of such settlement) over (b) the amount (if any) paid for such shares or other property by the holder of the award. The Company will then be entitled to a deduction for the same amount. With respect to awards that are settled in shares or other property that is restricted as to transferability and subject to substantial risk of forfeiture, unless the holder under Code
Section 83(b) within 30 days after issuance of the shares elects to include as ordinary income for the year of issuance an amount equal to the fair market value of the shares on the date of issuance (determined without regard to the restrictions), ordinary income in an amount equal to the fair market value of the shares on the date of lapse of the restrictions will be recognized by the holder for the year in which the restrictions lapse. The Company will be entitled to a tax deduction at the same time and in the same amount as the holder recognizes income. Dividends on restricted shares paid to the holder for periods before the applicable income recognition date as described in the preceding sentence will be treated for tax purposes as additional compensation and will be deductible by the Company. Upon a later disposition of shares acquired under the restricted stock plan, the holder will realize capital gain or loss equivalent to the difference between the sales proceeds and the fair market value of the shares on the applicable income recognition date, and the holding period for determining whether gain or loss is long-term or short-term is measured from such date. There will be no tax consequences to the Company in connection with the holder's disposition of the shares.

        Special rules apply in the case of individuals subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended. In particular, under current law, shares received pursuant to the Incentive Plan are treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of six months after the date that a "purchase" is deemed to have occurred for purposes of Section 16(b), unless the holder of the shares makes an election under Code Section 83(b) to accelerate the taxable event, as explained above. The timing and amount of the Company's deduction corresponds to the timing and amount of the holder's recognition of income.

        Future awards under the Incentive Plan will be made at the discretion of the Compensation Committee and, therefore, are not determinable at this time. On March 27, 1996, the closing price of the Common Stock of the Company was $56.75 per share.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL
                TO APRROVE THE 1996 LONG-TERM INCENTIVE PLAN.


                      3.  PROPOSED DEFERRED STOCK PLAN
                          FOR NONEMPLOYEE DIRECTORS

        Subject to shareholder approval, the Board of Directors has adopted the Vulcan Materials Company Deferred Stock Plan for Nonemployee Directors
(the "Deferred Stock Plan"), a copy of which is annexed to this Proxy
Statement as Exhibit B. The Deferred Stock Plan is being submitted to the shareholders of the Company for approval.

        The purpose of the Deferred Stock Plan is to provide for the payment of a greater portion of the compensation of nonemployee directors of the Company in the form of equity, thereby more closely aligning the interests of the nonemployee directors with those of the other shareholders of the Company.
This plan is intended to replace the Directors Emeriti Plan and the Stock
Plan, described on pages 9 and 10 above. Each nonemployee director who is serving as a director of the Company on the date the Deferred Stock Plan is adopted by the shareholders (the "Effective Date"), and any new nonemployee director shall be eligible to participate in the Deferred Stock Plan. The total number of shares of Common Stock of the Company that may be issued pursuant to the Deferred Stock Plan shall not exceed 100,000, subject to adjustment in the event of a stock split, reverse stock split, reorganization or recapitalization.

        Under the Deferred Stock Plan, an account will be established for each nonemployee director to which deferred stock units will be credited. Each deferred stock unit will evidence the right to receive shares of Common Stock of the Company upon the director's termination of service. Credits will be made annually on June 1 in the years following the year in which the Effective
Date occurs, and, additionally, the nonemployee directors will receive a credit on the date that is six months after the Effective Date. The amount of the award of deferred stock units to current nonemployee directors pursuant to the Deferred Stock Plan will be dependent upon a nonemployee director's irrevocable election to continue or discontinue participation in the Directors
Emeriti Plan.  If a director irrevocably elects, on or prior to the Effective
Date of the Deferred Stock Plan, to discontinue his or her participation in the Directors Emeriti Plan, the amount of deferred stock units credited to the account of the nonemployee director will be calculated by dividing an amount equal to 40% of the annual retainer payable to nonemployee directors then in effect by the average daily closing price per share of Common Stock of the Company for the 20 trading days prior to such date (the "Fair Market Value Per
Share"). Those current nonemployee directors who do not on or prior to the Effective Date irrevocably elect to discontinue participation in the Directors
Emeriti Plan will have credited to their accounts an amount of deferred stock units calculated by dividing an amount equal to 15% of the annual retainer then in effect by the Fair Market Value Per Share. Each person who becomes a nonemployee director after the Effective Date will not be eligible to participate in the Directors Emeriti Plan and will receive an award equal to 40% of the annual retainer on June 1 of each year that such person serves as a director. On each date on which a regular cash dividend is paid on the Common
Stock, the account of each eligible nonemployee director will be credited with additional deferred stock units corresponding to the cash dividend paid on the number of shares of Common Stock evidenced by the deferred stock units credited to the account of such nonemployee director.

        The entire balance of a nonemployee director's account will be paid to the director, in either a lump sum or installments at the election of such director, in shares of Common Stock of the Company upon the director's termination of service. The value of the deferred stock units is dependent upon the fair market value of shares of Common Stock of the Company, and therefore is subject to market fluctuations in the value of the Company's
Common Stock until the date of distribution.

        Unless approved by the shareholders of the Company, the Deferred
Stock Plan may not be amended if such amendment would (i) materially increase the maximum number of shares that may be issued under the Deferred Stock Plan,
(ii) materially increase the benefits accruing to participants under the Deferred Stock Plan, or (iii) materially modify the requirements as to eligibility for participation in the Deferred Stock Plan.

        The amount of the deferred stock units is not deductible by the Company nor taxable to the nonemployee director on the date the units are awarded to such director. In general, in the year which the shares are transferred to a nonemployee director, the director will realize compensation income equal to the value of the shares as of the transfer date and the Company will be entitled to deduct the same amount. A director's tax basis for purposes of future sales of shares received under the Deferred Stock Plan will be equal to the amount includible in the director's income as described above. In general, for purposes of determining whether the gain is long-term or short-term, the director's holding period will begin on the transfer date.

        The following table sets forth the compensation to be paid to each eligible nonemployee director under the Deferred Stock Plan during the first year of the Deferred Stock Plan (excluding dividend credits). As stated above, a director will either receive a 15% of retainer grant or a 40% of retainer grant dependent upon whether a nonemployee director irrevocably elects to continue participation in the Company's Directors Emeriti Plan.

                              NEW PLAN BENEFITS
                        FOR ALL NONEMPLOYEE DIRECTORS

                  CASH VALUE         DEFERRED STOCK UNITS (1)

15% Award(2)         $ 4,500               79.30 shares

40% Award(3)         $12,000              211.45 shares


(1) Assumes a price per share of Common Stock of $56.75, which was the closing price per share on March 27, 1996. The actual number of shares received in the first award will be based on the Fair Market Value Per Share of the Common
Stock on the date that is six months after the Effective Date.

(2) Assumes the nonemployee director continues participation in the Directors
Emeriti Plan. Such dollar amount represents 15% of the annual retainer for nonemployee directors as currently in effect.

(3) Assumes the nonemployee director discontinues participation in the Directors Emeriti Plan. Such dollar amount represents 40% of the annual retainer for nonemployee directors as currently in effect.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO
         APPROVE THE DEFERRED STOCK PLAN FOR NONEMPLOYEE DIRECTORS.


                       4.  RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT AUDITORS

        Upon recommendation of the Audit Review Committee, which is composed of directors who are not officers of the Company, the Board of Directors has appointed Deloitte & Touche LLP, a firm of independent certified public accountants, as independent auditors for the year 1996 and until their successors are chosen. The function of the independent auditors is to audit the accounts and records of the Company, to report on the consolidated balance sheet, the related statements of consolidated earnings, consolidated shareholders' equity and changes in consolidated financial position of the Company and its subsidiaries, and to perform such other appropriate accounting services as may be required by the Board of Directors. Although shareholder ratification is not required, the Board of Directors has determined that it would be desirable to request an expression from the shareholders as to whether or not they concur in this appointment. If a majority of the shares voting at the Annual Meeting fails to ratify the selection of Deloitte & Touche LLP as independent auditors, the Board of Directors will consider the selection of another independent certified public accounting firm.

        The firm of Deloitte & Touche LLP, or its predecessors, Deloitte
Haskins & Sells and Haskins & Sells, has audited the Company's books since
1956. A representative of that firm will be present at the Annual Meeting and will be given an opportunity to make a statement and to respond to appropriate questions.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
              THE PROPOSAL TO RATIFY ITS INDEPENDENT AUDITORS.


                 COMPLIANCE WITH THE SECURITIES EXCHANGE ACT

         Under Section 16(a) of the Securities Exchange Act of 1934, as amended, each of the Company's directors and executive officers, and any beneficial owner of more than 10% of the Common Stock, is required to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership of the Common Stock and reports of changes in beneficial ownership of the Common Stock. Such persons also are required by SEC regulations to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports furnished to the Company for the year ended December 31, 1995, and on the written representations made by such persons that no other reports were required, the Company is not aware of any instances of noncompliance with Section 16(a) by such persons except as described below.

        In December 1995, a dividend was paid to the accounts of Mr. Antonini, Mr. DeSimone, Mr. McGregor, Ms. McLaughlin and Mr. Smith pursuant to the Deferred Compensation Plan. Due to an accounting error, this dividend was not reported on Forms 4 in a timely manner. Forms 4 reflecting the dividend paid were filed with the SEC in February 1996.


                      SHAREHOLDERS' PROPOSALS FOR 1997

                To be eligible for inclusion in the Company's Proxy Statement and form of proxy for its 1997 annual meeting, a shareholder's proposal must be received by the Company at its principal office no later than December 10, 1996. Proposals should be addressed to William F. Denson, III, Secretary,
P. O. Box 530187, Birmingham, Alabama 35253-0187.

                                VULCAN MATERIALS COMPANY


                                WILLIAM F. DENSON, III
                                Secretary


One Metroplex Drive
Birmingham, Alabama 35209
April 8, 1996

                                                                     EXHIBIT A

                          VULCAN MATERIALS COMPANY
                        1996 LONG-TERM INCENTIVE PLAN

Section 1.    Definitions.

        As used in the Plan, the following terms shall have the meanings set forth below:

        (a) "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company, or
               (ii) any entity in which the Company owns a significant equity interest, as determined by the Committee.

        (b)   "Award" shall mean any Option, Stock Appreciation Right,
              Restricted Stock, Restricted Stock Unit, Performance Share Award,
              Dividend Equivalent, or Other Stock-Based Award granted under the Plan.

        (c) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

        (d) "Award Period" shall mean the period beginning with the date an Award is granted and ending on the date set forth in the applicable Award Agreement.

        (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time and any rules or regulations promulgated thereunder.

        (f)   "Committee" shall mean those members of the Compensation
              Committee of the Board of Directors of the Company (or any successor committee thereto), consisting in number of not less than the minimum number of directors required to satisfy the requirements of Rule 16b-3 of the Exchange Act and Section
              162(m) of the Code, each of whom qualifies as a "disinterested person" within the meaning of Rule 16b-3 and an "outside director" within the meaning of Section 162(m) of the Code.

        (g)   "Dividend Equivalent" shall mean any right granted under
              Section 6(e) of the Plan.

        (h) "Eligible Employee" shall mean any person who in accordance with Section 5 is eligible to receive an Award under the Plan.

        (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

        (j)   "Fair Market Value" shall mean, with respect to any property
              (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

        (k)   "Incentive Stock Option" shall mean an option granted under
              Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code (or any successor provision thereto).

        (l) "Non-Qualified Stock Option" shall mean any option not intended to be an Incentive Stock Option.

        (m)   "Option" shall mean an Incentive Stock Option or a Non-Qualified
              Stock Option.

        (n)   "Other Stock-Based Award" shall mean any right granted under
              Section 6(f) of the Plan.

        (o) "Participant" shall mean any key salaried employee of the Company or of an Affiliate who is granted an Award under the Plan.

        (p)   "Performance Share Award" shall mean any right granted under
              Section 6(d) of the Plan.

        (q) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

        (r)   "Restricted Stock" shall mean any Shares granted under
              Section 6(c) of the Plan.

        (s)   "Restricted Stock Unit" shall mean any right granted under
              Section 6(c) of the Plan that is denominated in Shares.

        (t) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation thereto.

        (u) "Shares" shall mean the common shares of the Company, $1.00 par value, and such other securities or property as may become the subject of Awards pursuant to an adjustment made under
              Section 4(b) of the Plan.

        (v)   "Stock Appreciation Right" shall mean any right granted under
              Section 6(b) of the Plan.


Section 2.    PURPOSE.

        The purpose of the Vulcan Materials Company (the "Company") 1996
Long-Term Incentive Plan (the "Plan") is to promote the long-term success of the Company by encouraging key employees of the Company and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, and to enhance the ability of the Company and its Affiliates to attract and retain highly qualified individuals upon whom, in large measure, the sustained growth and profitability of the Company depend.

Section 3.    ADMINISTRATION.

        The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have the authority to effectuate the purposes of the Plan. Without limiting the generality of the foregoing, the Committee shall have the exclusive right to: (i) designate
Participants; (ii) determine the type or types of Awards to be granted to each Participant; (iii) determine the number of Shares to be covered by an Award
(or with respect to which payments, rights, or other matters are to be calculated in connection with an Award); (iv) determine the terms and conditions of an Award; (v) determine whether, to what extent, and under what circumstances an Award may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, forfeited, or suspended, and the method or methods by which an Award may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other
Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) determine the rights of Participants in the events of death, disability, termination, change in control and the like;
(viii) interpret and administer the Plan and any instrument or agreement relating to the Plan or an Award; (ix) establish, amend, suspend, or waive rules and regulations for the administration of the Plan; (x) appoint such agents as it shall deem appropriate for the proper administration of the Plan;
and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder, and any employee of the Company or of any Affiliate.

Section 4.    SHARES AVAILABLE FOR AWARDS.

        (a)   Shares Available.  Subject to adjustment as provided in
              Section 4(b):

              i) Calculation of Number of Shares Available. The number of Shares available for granting Awards in each calendar year shall be .95% of the issued common shares of the Company
                    (including treasury shares) as of the first day of each calendar year; provided, however, that in any calendar year the number of available Shares shall be increased by the number of Shares available under the Plan in previous years but not covered by Awards granted under the Plan in such years. Further, if any Shares covered by an Award granted under the Plan are forfeited, or if an Award denominated in Shares terminates without the delivery of Shares, then the Shares covered by such Award shall again be available for granting Awards under the Plan.
                    Notwithstanding the foregoing, but subject to adjustment as hereinafter provided in Section 4(b), no more than 1,000,000 Shares shall be cumulatively available for delivery pursuant to the exercise of Incentive Stock
                    Options and no more than one-third of the Shares available for Awards in any calendar year shall be available for grants of Restricted Stock or Restricted Stock Units.

              ii)   Accounting for Awards.  For purposes of this Section 4:

                    A) if an Award is denominated in Shares, the number of Shares covered by such Award shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; provided, however, that an Award denominated in Shares that operates in tandem with (whether granted simultaneously with or at a different time from) another Award denominated in Shares shall be deemed a single Award with respect to the number of Shares that are common to the respective Awards.

                    B) Shares issuable pursuant to Awards that are not denominated in Shares shall be counted against and restored to the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Committee shall determine under procedures adopted by the Committee consistent with the purposes of the Plan.

              iii) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

        (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits intended to be made available under the Plan, the Committee may, in such manner as it shall deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and
              (iii) the grant, purchase, or exercise price with respect to any Award, or, if the Committee deems appropriate, make provision for a cash payment to the holder of an outstanding Award.

Section 5.    ELIGIBILITY.

        Any key salaried employee of the Company or an Affiliate, including a director of the Company or an Affiliate who is an employee, shall be eligible to receive Awards under the Plan.

Section 6.    AWARDS.

        (a)   Options.  The Committee is hereby authorized to grant Incentive
              Stock Options and Non-Qualified Stock Options to Eligible
              Employees with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

              i) Exercise Price. The exercise price per Share shall be determined by the Committee; provided, however, that such exercise price per Share shall not be less than the Fair
                    Market Value of a Share on the date of grant of such Option.

              ii) Option Term. The term of each Option shall be fixed by the Committee, provided that in no event shall the term of an Incentive Stock Option exceed a period of ten
                    (10) years.

              iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards, or other property, or any combination thereof) in which payment of the exercise price may be made.

              iv)   Incentive Stock Options.  The terms of any Incentive Stock
                    Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code (or any successor provision thereto).

        (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Employees.
              Subject to the terms of the Plan and any applicable Award
              Agreement, one Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one
              Share on the date of exercise or, if the Committee shall so determine in the case of any such Stock Appreciation Right other than one related to any Incentive Stock Option, at any time during a specified period before or after the date of exercise, over (ii) the grant price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right.
              Subject to the terms of the Plan and any applicable Award
              Agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock
              Appreciation Right shall be as determined by the Committee.
              The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

        (c)   Restricted Stock and Restricted Stock Units.

              i)    Issuance.  The Committee is hereby authorized to grant
                    Awards of Restricted Stock and Restricted Stock Units to
                    Eligible Employees.

              ii) Restrictions. Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote the Restricted Stock or on the right to receive any dividend or other right or property), which restrictions may lapse at such time or times, in such installments or otherwise, as the Committee may deem appropriate; provided, however, that all Restricted Stock and Restricted Stock Units granted pursuant to the Plan shall be subject to at least a three-year vesting period.

              iii) Evidence of Award. Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Stock, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted
                    Stock. Certificates for shares of Restricted Stock may be delivered to the Participant or held by the Company.

        (d) Performance Share Awards. The Committee is hereby authorized to grant Performance Share Awards to Participants. Subject to the terms of the Plan and any applicable Award Agreement, a Performance Share Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards, or other property, and (ii) shall confer on the holder thereof rights payable to, or exercisable by, the holder of the Performance Share Award, upon the achievement of such performance goals during such performance periods as the Committee shall establish based on earnings as reported or after deducting a charge reflecting the cost of capital, return on investment or total shareholder return of the Company or an Affiliate, or any division or operating unit thereof, as measured on an absolute basis, as compared to another performance period, or as compared to a group of comparison companies. Subject to the terms of the Plan and any applicable
              Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period and the amount of any Performance Share Award granted shall be determined by the Committee. The equivalent Share value (if the performance goals are fully achieved) of each Performance Share
              Award granted shall be counted against the limitation set forth in Section 6(g)(v).

        (e) Dividend Equivalents. The Committee is hereby authorized to grant to holders of Awards the right to receive payments equivalent to dividends with respect to a number of Shares comprising such Award as determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed reinvested in additional Shares or otherwise reinvested.
              Subject to the terms of the Plan and any applicable Award
              Agreement, such Awards may have such terms and conditions as the Committee shall determine.

        (f) Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan.
              Subject to the terms of the Plan and any applicable Award
              Agreement, the Committee shall determine the terms and conditions of such Awards. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(f) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, Shares, other securities, other
              Awards, or other property, or any combination thereof, as the Committee shall determine.

        (g)   General.

              i) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted alone, in addition to or in tandem with any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

              ii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend
                    Equivalents in respect of installment or deferred payments.

              iii) Limits on Transfer of Awards. No Award, and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant other than by will or by the laws of descent and distribution, except as otherwise permitted by the Committee consistent with Rule
                    16b-3 and provided for in the governing Award Agreement.
                    If so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant. Each Award, and each right under any Award, shall be exercisable, during the Participant's lifetime, only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative, except that any transferable Award may be exercised by a permitted transferee. No Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

              iv) Term of Awards. Subject to the terms of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

              v) Limitation on Awards. The maximum number of Shares with respect to which Awards may be granted to any Participant in any year may not exceed 100,000 Shares.

              vi) Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

Section 7.    AMENDMENT AND TERMINATION.

        Except to the extent prohibited by applicable law:

        (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan, including, without limitation, any amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, without the consent of any shareholder of the Company, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation, or termination shall be made that would:

              i) increase the total number of Shares available for Awards under the Plan or increase the limitation on Awards set forth in Section 6(g)(v), except as provided in
                    Section 4(b) hereof; or

              ii)   modify the eligibility criteria set forth in Section 5;
                    or


              iii) permit Options or Stock Appreciation Rights to be granted with per Share grant, purchase or exercise prices of less than the fair market value of a Share on the date of grant thereof.

        (b)   Adjustments of Awards Upon the Occurrence of Certain Unusual or
              Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits to be made available under the Plan. Notwithstanding any other provision of this Plan to the contrary, the Committee shall not have the discretion to make any modifications to outstanding Awards which are intended to satisfy the "performance-based" exception under Code Section 162(m) if such modifications would result in the loss of the ability to comply with such "performance-based" exception (e.g., with respect to such Awards, the Committee shall not be authorized to exercise discretion to increase awards).
        (c)   Correction of Defects, Omissions, and Inconsistencies.  The
              Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8.    GENERAL PROVISIONS.

        (a) No Rights to Awards. No Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient.

        (b) Delegation. The Committee may delegate to one or more officers or managers of the Company or of any Affiliate, or a committee of such officers or managers, the authority, subject to the terms and limitations as the Committee shall determine, to grant
              Awards to, or to cancel, modify, waive rights with respect to, and to alter, discontinue, suspend, or terminate Awards held by Participants who are not subject to Section 16 of the Exchange
              Act or covered by Section 162(m) of the Code.

        (c) Withholding. The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, Shares, other securities, other Awards, or other property) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary or advisable to satisfy all obligations for the payment of such taxes.

        (d) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements.

        (e) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. The Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award
              Agreement.

        (f)   Severability.  If any provision of the Plan or any Award
              Agreement is, or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.



        (g) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

        (h) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional
              Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

        (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 9.    EFFECTIVE DATE OF THE PLAN.

        The Plan shall be effective as of the date of its approval by the shareholders of the Company.

Section 10.   TERM OF THE PLAN.

        No Award shall be granted under the Plan after May 1, 2006. However, unless otherwise expressly provided in the Plan or in an applicable Award
Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond such date.

                                                               EXHIBIT B

                          VULCAN MATERIALS COMPANY
                           DEFERRED STOCK PLAN FOR
                            NONEMPLOYEE DIRECTORS


        1.    Definitions.

        As used herein, the following terms shall have the meanings hereinafter set forth:

        (a) "Annual Meeting" means the Annual Meeting of the shareholders of the Company.

        (b)   "Board" shall mean the Board of Directors of the Company.

        (c) "Company" shall mean Vulcan Materials Company, a New Jersey corporation.

        (d) "Deferred Stock Unit" means the equivalent of one Share, as established pursuant to this Plan.

        (e) "Directors Emeriti Plan" means the Vulcan Materials Company Plan for Directors Emeriti and Other Eligible Directors, as amended or restated from time to time.

        (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (g) "Fair Market Value Per Share" means the average of the daily closing prices of a Share as reported on the New York Stock
              Exchange for the twenty (20) trading days prior to the date of determination, or if the Shares are not listed on such exchange, on the principal United States securities exchange registered under the Exchange Act on which the Shares are listed.

        (h) "Nonemployee Director" means any person who is a member of the Board and who is not, as of the date of an award under this Plan, an employee of the Company or any of its subsidiaries.

        (i) "Plan" means this Vulcan Materials Company Deferred Stock Plan for Nonemployee Directors, as it may be amended from time to time.

        (j) "Share" means a share of the Company's Common Stock, $1.00 par value.

        (k)   "Stock Plan" means the Vulcan Materials Company Stock Plan for
              Nonemployee Directors.

        2.    PURPOSE AND EFFECTIVE DATE.

        The primary purpose of the Plan is to advance the interests of the Company and its shareholders by providing for the payment of a greater portion of the compensation of Nonemployee Directors in the form of equity by the grant to such directors of Deferred Stock Units under the terms set forth herein. By thus compensating Nonemployee Directors and increasing Nonemployee
Directors' equity position in the Company, the Company seeks to attract, retain, compensate, and motivate those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the Company in large measure depends and to align more closely the interests of the Nonemployee Directors with those of the shareholders of the Company.

        This Plan is designed to replace the Stock Plan and the Directors
Emeriti Plan. The Stock Plan shall be terminated upon the Effective Date of this Plan. The Directors Emeriti Plan shall be phased out after adoption of this Plan as set forth below. New Nonemployee Directors shall not be permitted to participate in the Directors Emeriti Plan, and shall instead be permitted to participate in this Plan. Furthermore, current Nonemployee
Directors who elect to terminate participation in the Directors Emeriti Plan after the adoption of this Plan shall be entitled to a larger annual grant pursuant to paragraph 6 below.

        The Plan shall be deemed adopted and shall become effective as of the date of its approval by the affirmative vote of the holders of a majority of the Shares of the Company voted in person or by proxy at the next Annual
Meeting (the "Effective Date"). No grants of Deferred Stock Units shall be made unless and until such shareholder approval is obtained.

        3.     ELIGIBILITY.

        Each director who as of the date of any award made pursuant to the Plan is not an employee of the Company or any of its subsidiaries shall be eligible to participate in the Plan.

        4.    SHARES OF COMMON STOCK AVAILABLE.

        The number of Shares that may be issued pursuant to the Plan shall not exceed 100,000, subject to proportionate adjustment in the event of any stock split, reverse stock split, reorganization or recapitalization.

        5.    DEFERRED STOCK ACCOUNT.

        The Company shall establish a deferred stock account (an "Account") for each Nonemployee Director participating in the Plan. On each Award Date
(as defined below) and on each Dividend Date (as defined below), as the case may be, the Company shall credit the Account with the number of Deferred Stock
Units determined in accordance with paragraph 6 below. Distributions from a Nonemployee Director's Account shall be made in Shares upon the retirement of a Nonemployee Director, unless the distributions are accelerated in accordance with paragraphs 8 or 9 below. The value of the Deferred Stock Units is dependent upon the fair market value of the Shares on the date the Shares are distributed to the Nonemployee Director, and is therefore subject to market fluctuations in value until such distribution.

        6.    ANNUAL AWARDS.

        (a)   On or prior to the Effective Date of the Plan, each Nonemployee
              Director shall make an irrevocable election to continue or discontinue participation in the Company's Directors Emeriti
              Plan.  On the date that is six (6) months after the Effective
              Date and on June 1 of each year thereafter (an "Award Date"), the Company shall credit to the Account of (i) each Nonemployee
              Director who on or prior to the Effective Date has made an irrevocable election not to continue to participate in the Director's Emeriti Plan and (ii) each person who becomes a Nonemployee Director after the Effective Date, the number of Deferred Stock Units calculated by dividing an amount equal to forty percent (40%) of the annual retainer payable to Nonemployee Directors then in effect by the Fair Market Value
              Per Share as of the applicable Award Date. The Account of each Nonemployee Director who does not irrevocably elect on or prior to the Effective Date to discontinue his or her participation in the Directors Emeriti Plan shall be credited on each Award Date with the number of Deferred Stock Units calculated by dividing an amount equal to fifteen percent (15%) of the annual retainer payable to Nonemployee Directors then in effect by the Fair
              Market Value Per Share as of the applicable Award Date.

        (b)   At any time a balance is maintained in a Nonemployee Director's
              Account, there shall be credited to the Account of such Nonemployee Director additional Deferred Stock Units on each regular cash dividend payment date (a "Dividend Date"). The number of such additional Deferred Stock Units shall be determined by (i) multiplying the total number of Deferred Stock
              Units (including fractional Deferred Stock Units) credited to the Account immediately prior to the Dividend Date by the amount of the dividend and (ii) dividing the product by the Fair Market
              Value Per Share as of the day preceding the Dividend Date.

        (c) In the event of any change in the outstanding Shares upon which the stock equivalency hereunder is based, by reason of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares, or any other change in corporate structure or in the event of any dividend that is paid in Shares or other property, the number of Deferred
              Stock Units credited to the Account shall be adjusted in such a manner as a majority of the Board shall determine to be fair under the circumstances; provided, however, that if a Change in Control shall have occurred, then such determination shall be made by a majority of the Continuing Directors. In the case of dividends payable in property, the amount paid shall be based on the fair market value of the property at the time of distribution of the dividend, as determined by a majority of the Board, or, in the event of a Change in Control, by a majority of the Continuing Directors.

        7.    DISTRIBUTION.

        (a) Except as otherwise provided herein, the balance of each Nonemployee Director's Account shall be paid to the Nonemployee
              Director, in a lump sum or in installments, as determined by the Nonemployee Director in accordance with paragraph 7(f) below, commencing at the beginning of the first quarter after the first
              Annual Meeting following the date that such director reaches the mandatory retirement age then in effect.

        (b) In the event of the death of the Nonemployee Director prior to such director's retirement or prior to the distribution of the entire balance in such director's Account, the entire balance in the Account as of the date of the Nonemployee Director's death shall be paid in Shares in a lump sum or in installments, as determined by the Nonemployee Director in accordance with paragraph 7(f) below, to the surviving beneficiary or beneficiaries as the Nonemployee Director may have designated by notice in writing to the Company or by will, or, if no beneficiaries are so designated, the legal representative of such director's estate.

        (c) If a Nonemployee Director shall become totally and permanently disabled, as determined by a majority of the Board, while he or she is a director of the Company, the entire balance in the Account as of the date of such total and permanent disability shall be paid to such Nonemployee Director, or his or her personal representative, in a lump sum or in installments, as determined by the Nonemployee Director in accordance with paragraph 7(f) below, within one hundred twenty (120) days of the date of such total and permanent disability.


        (d) If a Nonemployee Director ceases to be a director of the Company for any reason other than due to death or total and permanent disability, including, without limitation, the failure of such person to be re-elected as a director of the Company by the shareholders of the Company, the balance of such director's
              Account as of the date such person ceases to be a director of the Company shall be paid in a lump sum or in installments, as determined by the Nonemployee Director in accordance with paragraph 7(f) below, to such director within one hundred twenty
              (120) days of the date such person ceases to be a director of the Company.

        (e) All distributions of Deferred Stock Units made pursuant to this Plan shall be in Shares in an amount equal to the number of Deferred Stock Units held in the Account and to be distributed.
              On the date of any such distribution, the Company shall cause to be issued and delivered to such Nonemployee Director a stock certificate evidencing the Shares registered in the name of such Nonemployee Director, or such other person as the Nonemployee
              Director may designate.

        (f) All distributions of Shares in accordance with this paragraph 7 shall be made, at such director's election, either in a lump sum or in monthly, quarterly, semiannual or annual installments, provided, however, that such director shall have delivered to the Secretary of the Company a form specifying the director's election at least six (6) months prior to the date payments are to commence. In the event that such director fails to make a timely election, the distribution of Shares shall be made in a lump sum. Deferred Stock Units representing fractional Shares shall be paid in cash.

        (g) The provisions of this Plan shall apply to and be binding upon the beneficiaries, distributees, and personal representatives, and any other successors in interest of the Nonemployee
              Director.

        (h) The Company shall deduct from all distributions hereunder any taxes required to be withheld by the federal, state or local law.

        8.    ACCELERATION OF DISTRIBUTION.

        (a)   "Change in Control" means:

              i) The acquisition by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding any employee benefit plan of the Company or any of its subsidiaries which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either the then outstanding Shares or the combined voting power of the Company's then outstanding voting securities, in one transaction or a series of transactions; provided, however, that, if prior to such an acquisition, a majority of the Continuing Directors determines that such acquisition shall not, for purposes of the Plan, be deemed a Change in Control, such acquisition shall not constitute a Change in Control hereunder;

              ii) Individuals who, as of the date of a Change in Control, constitute the Board (the "Continuing Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director of the Company subsequent to the Change in Control Date whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the Continuing Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened solicitation with respect to the election or removal of directors of the Company, as such terms are used in Rule 14a-11 promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a Continuing Director; or

              iii) Approval by the Board of (i) a merger, consolidation or reorganization of the Company in which, as a consequence of the transaction, either the Continuing Directors do not constitute a majority of the directors of the continuing or surviving corporation or any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, controls 25% or more of the combined voting power of the continuing or surviving corporation; (ii) any sale, lease or other transfer, in one transaction, or a series of related transactions, of all or substantially all of the assets of the Company; or (iii) any plan or proposal for the liquidation or dissolution of the Company; provided, however, that, if at the time of such approval, a majority of the Continuing Directors determines that such merger, consolidation, reorganization, sale, lease, other transfer, liquidation or dissolution shall not, for purposes of the Plan, be deemed a Change in Control, such transaction shall not constitute a Change in Control hereunder, and, provided further, that, if a majority of the Continuing Directors so determines, a Change in Control shall not be deemed to occur until the consummation of any such transaction.

        (b) Notwithstanding any other provision of the Plan, if a Change in Control occurs and at any time after the occurrence of such Change in Control either of the following events occurs:

              i) the Nonemployee Director ceases for any reason to be a director of the Company; or

              ii)   the Plan is terminated;

              then the entire balance of the Account shall be payable in a lump sum to the director in Shares. Such payment shall be made by the Company as promptly as practicable, but not more than thirty (30) days following the date on which the right to such payment arose.

        (c) The Company shall promptly reimburse the director for all legal fees and expenses reasonably incurred in successfully seeking to obtain or enforce any right or benefit provided under this paragraph 8.

        (d) This paragraph 8 may not be amended or modified after the occurrence of a Change in Control.

        9.    NONTRANSFERABILITY OF DEFERRED STOCK UNITS.

        No Deferred Stock Units shall be transferred by a Nonemployee Director other than by will or the laws of descent and distribution, or, to the extent permitted by Rule 16b-3 under the Exchange Act, pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the "Code").

        10.   AMENDMENT AND TERMINATION.

        Unless approved by the shareholders of the Company, no amendment of the Plan shall be effective which would (i) materially increase the maximum number of Shares that may be issued under the Plan, (ii) materially increase the benefits accruing to participants under the Plan, or (iii) materially modify the requirements as to eligibility for participation in the Plan. No amendment to the Plan shall materially and adversely affect any right of any Nonemployee Director with respect to any Deferred Stock Units theretofore credited without such Nonemployee Director's written consent.

        11.   TERM.

        The Plan shall continue in effect without limit unless and until the Board otherwise determines.

        12.   COMPLIANCE WITH SEC REGULATIONS.

        It is the Company's intent that the Plan comply with the provisions of Section 16 of the Exchange Act and the rules promulgated thereunder.
To the extent that any provision of the Plan is later found not to be in compliance with Section 16 or such rules, such provision shall be deemed to be null and void.

        13.   MISCELLANEOUS.

        (a) Neither the Plan nor any action taken hereunder shall be construed as giving any Nonemployee Director any right to continue to serve as a director of the Company or otherwise to be retained in the service of the Company.

        (b) No Shares shall be issued hereunder unless and until counsel for the Company shall be satisfied such issuance will be in compliance with applicable federal, state and other securities laws and regulations.

        (c)   The expenses of the Plan shall be borne by the Company.

        (d) Neither the Nonemployee Director nor any other person shall have any interest in any fund or in any specific asset of the Company by reason of amounts credited to the Account of such director, nor the right to exercise any of the rights or privileges of a shareholder with respect to any Deferred Stock Unit credited to such Account, nor the right to receive any distribution under the Plan except as expressly provided herein. Distributions hereunder shall be made from the general funds of the Company, and the rights of the director shall be those of an unsecured general creditor of the Company.

        (e) The Plan, the grant of Deferred Stock Units thereunder, and the obligation of the Company to deliver Shares, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency or national securities exchange as may be required. The Company shall not be required to issue or deliver any certificates for Shares prior to the completion of any registration or qualification of such Shares under any federal or state law or any ruling or regulation of any governmental body or national securities exchange which the Company shall, in its sole discretion, determine to be necessary or advisable.

        (f) This Plan shall be interpreted by and all questions arising in connection therewith shall be determined by a majority of the Board, whose interpretation or determination, when made in good faith, shall be conclusive and binding, except in the event of a Change in Control, in which case such interpretation and determination shall be made by a majority of the Continuing
              Directors.


                                  Notice of

                               Annual Meeting

                                     and

                               Proxy Statement



                              Annual Meeting of

                                Shareholders


                                May 17, 1996


                          Vulcan Materials Company



                                    PROXY

                          VULCAN MATERIALS COMPANY
                 ANNUAL MEETING OF SHAREHOLDERS MAY 17, 1996

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         OF VULCAN MATERIALS COMPANY

The undersigned hereby appoints LIVIO D. DeSIMONE, HERBERT A. SKLENAR and
ORIN R. SMITH, and each of them, with full power of substitution, proxies to vote all shares of stock that the undersigned could vote if present at the 1996 Annual Meeting of Shareholders to be held May 17, 1996, and at any adjournment or adjournments thereof, on all matters coming before said meeting as set forth on the opposite side of this card.


Election of Directors
Nominees for Election as Directors: Livio D. DeSimone, Donald M. James,
                                    Richard H. Leet and Ann D. McLaughlin.

You are encouraged to specify your choices by marking the
appropriate boxes (SEE REVERSE SIDE), but you NEED NOT MARK      SEE REVERSE
any boxes if you wish to VOTE IN ACCORDANCE with the Board          SIDE
of Directors' recommendations.  Please mark, sign, date, and return this Proxy promptly using the enclosed envelope.

                                 Detach Here
                          Above is your Proxy Card


         Please mark your
   X     votes as in this
         example.

This Proxy when properly executed will be voted in the manner directed herein.
If no direction is given, this Proxy will be voted FOR all of the Board of Directors' nominees and FOR proposals 2, 3 and 4.

The Board of Directors recommends a vote FOR its nominees and FOR proposals 2, 3 and 4.

                               FOR     WITHHELD
1.  Election of
    Directors.
    (See reverse)

For, except vote withheld from the
following nominee(s) (if any):


                               FOR     AGAINST     ABSTAIN

2.  Proposal to approve
    the 1996 Long-Term
    Incentive Plan.

3.  Proposal to Approve the
    Deferred Stock Plan for
    Nonemployee Directors.

3.  Ratification of Deloitte &
    Touche LLP as independent
    auditors for the year 1996.


                         Please sign name(s) exactly as printed hereon. If shares are held jointly, each shareholder must sign.
                         If signing as an attorney, administrator, executor, guardian, or trustee, please give full title as such.

                         Signature
                                                       Date
                         Signature
                                                       Date


                                Detach Here


TO VULCAN MATERIALS COMPANY SHAREHOLDERS:

Attached above is your 1996 Vulcan Materials Company proxy card. Please read both sides of the card and mark, SIGN, and date it. Then detach and return it promptly, using the enclosed envelope. We urge you to vote your shares.

You are invited to attend the 1996 Annual Meeting of Shareholders on Friday, May 17, 1996, at 10:00 a.m. at the AmSouth Sonat Tower, 1900 5th Avenue North,
Birmingham, Alabama 35203.

Thank you in advance for voting on these important issues.


Wiliam F. Denson, III
Secretary


                  DON'T FORGET TO SIGN AND DATE THIS PROXY.


                          VULCAN MATERIALS COMPANY

                     NOTICE TO THRIFT PLAN PARTICIPANTS
                       OF MATTERS TO BE ACTED UPON AT
                     THE ANNUAL MEETING OF SHAREHOLDERS

                       VOTING INSTRUCTION INFORMATION



        As a participant in the Company's Thrift Plan for Salaried Employees
(the "Thrift Plan"), you have the right to direct the Trustee under the Thrift
Plan as to how certain shares of the Company's Common Stock represented by moneys standing to your credit under the Thrift Plan as of February 29, 1996, should be voted at the Annual Meeting of Shareholders. The number of such shares is shown on the enclosed voting instruction card.

        The Annual Meeting will be held at the AmSouth Sonat Tower,
1900 5th Avenue North, Birmingham, Alabama, on Friday, May 17, 1996, at 10:00 a.m., Central Daylight Time, for the following purposes:

        (1) To elect three directors to serve for a term of three years until the Annual Meeting of the Shareholders in 1999 and one director to serve a term of one year until the Annual Meeting of the Shareholders in 1997 and until their successors are duly elected and qualified.

        (2)    To approve and ratify the Vulcan Materials Company 1996
               Long-Term Incentive Plan.

        (3)    To approve and ratify the Vulcan Materials Company Deferred
               Stock Plan for Nonemployee Directors.

        (4) To ratify the appointment of Deloitte & Touche LLP as independent auditors for 1996.

        (5) To transact such other business as may properly come before the Annual Meeting.

        The Thrift Plan Administrative Committee hopes that every participant will take this opportunity to participate in the affairs of the Company by completing, signing and returning the enclosed instruction card, in the envelope provided, to The Northern Trust Company, the Trustee under the Thrift
Plan. The directions of any participant will be kept in complete confidence by the Trustee. Common Stock of the Company with respect to which directions are not received by the Trustee prior to the Annual Meeting shall be voted by the Trustee in the same proportion as the shares for which instructions are received.

        Information of interest to participants in connection with the Annual
Meeting is set forth in the enclosed Proxy Statement, which is being distributed to all shareholders of record.

        The Annual Report of your Company for 1995 also is enclosed.

                             ON BEHALF OF THE THRIFT PLAN
                             ADMINISTRATIVE COMMITTEE,



                             J. WAYNE HOUSTON, CHAIRMAN

April 8, 1996

         VULCAN MATERIALS COMPANY THRIFT PLAN FOR SALARIED EMPLOYEES
                     VOTING INSTRUCTIONS TO THE TRUSTEE

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned Thrift Plan participant hereby directs The Northern Trust
Company of Chicago, Illinois, Trustee under the Vulcan Materials Company
Thrift Plan for Salaried Employees, to vote, in person or by proxy, the shares of stock represented by moneys standing to the credit of the undersigned as of February 29, 1996, and representing his/her own savings and Company contributions, upon all matters at the Company's Annual Meeting of Shareholders to be held on May 17, 1996, and at any adjournment or adjournments thereof, and without limiting the general direction hereby given, the Trustee is directed to vote with respect to the following matters described in the Voting Instruction Information and Proxy Statement:

(1) ELECTION OF DIRECTORS

    Nominees: Livio D. DeSimone, Donald M. James, Richard H. Leet and Ann D. McLaughlin.

         VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any):

         VOTE WITHHELD from all nominees.

                            (Continued, and to be signed on the reverse side)

                                                  (CONTINUED FROM OTHER SIDE)

(2) To vote  FOR     AGAINST     ABSTAIN   Approval of the Vulcan Materials
    Company 1996 Long-Term Incentive Plan.

(3) To vote  FOR     AGAINST     ABSTAIN   Approval of the Vulcan Materials
    Company Deferred Stock Plan for Nonemployee Directors.

(4) To vote  FOR     AGAINST     ABSTAIN   Ratification of the appointment of
    Deloitte & Touche LLP as independent auditors for the year 1996.

(5) To vote, in their discretion, upon such other matters as may properly come before the meeting.


IF NO INDICATION IS MADE WITH RESPECT TO THE FOREGOING MATTERS, THE SHARES TO
WHICH THIS VOTING INSTRUCTION CARD RELATES WILL BE VOTED BY THE TRUSTEE IN THE
SAME PROPORTION AS THE SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED.


                                               Number of shares participant
                                               is entitled to instruct.

                     Dated                                           , 1996

                                                        (Signature)

        Signature must agree with the same as shown immediately to the left.


                          VULCAN MATERIALS COMPANY

                 NOTICE TO CONSTRUCTION MATERIALS DIVISIONS
                          SAVINGS PLAN PARTICIPANTS
                       OF MATTERS TO BE ACTED UPON AT
                     THE ANNUAL MEETING OF SHAREHOLDERS

                       VOTING INSTRUCTION INFORMATION

       As a participant in the Company's Construction Materials Divisions
Hourly Employees Savings Plan (the "Savings Plan"), you have the right to direct the Trustee under the Savings Plan as to how certain shares of the Company's Common Stock represented by moneys standing to your credit under the Savings Plan as of February 29, 1996, should be voted at the Annual Meeting of Shareholders. The number of such shares is shown on the enclosed voting instruction card.

       The Annual Meeting will be held at the AmSouth Sonat Tower,
1900 5th Avenue North, Birmingham, Alabama, on Friday, May 17, 1996, at 10:00 a.m., Central Daylight Time, for the following purposes:

        (1) To elect three directors to serve for a term of three years until the Annual Meeting of the Shareholders in 1999 and one director to serve a term of one year until the Annual Meeting of the Shareholders in 1997 and until their successors are duly elected and qualified.

        (2)    To approve and ratify the Vulcan Materials Company 1996
               Long-Term Incentive Plan.

        (3)    To approve and ratify the Vulcan Materials Company Deferred
               Stock Plan for Nonemployee Directors.

        (4) To ratify the appointment of Deloitte & Touche LLP as independent auditors for 1996.

        (5) To transact such other business as may properly come before the Annual Meeting.

        The Savings Plan Administrative Committee hopes that every participant will take this opportunity to participate in the affairs of the Company by completing, signing and returning the enclosed instruction card, in the envelope provided, to The Northern Trust Company, the Trustee under the Savings Plan. The directions of any participant will be kept in complete confidence by the Trustee. Common Stock of the Company with respect to which directions are not received by the Trustee prior to the Annual Meeting shall be voted by the Trustee in the same proportion as the shares for which instructions are received.

        Information of interest to participants in connection with the Annual Meeting is set forth in the enclosed Proxy Statement, which is being distributed to all shareholders of record.

        The Annual Report of your Company for 1995 also is enclosed.

                             ON BEHALF OF THE CONSTRUCTION MATERIALS DIVISIONS
                             SAVINGS PLAN ADMINISTRATIVE COMMITTEE,


                             J. WAYNE HOUSTON, CHAIRMAN

April 8, 1996


          VULCAN MATERIALS COMPANY CONSTRUCTION MATERIALS DIVISION
     HOURLY EMPLOYEES SAVINGS PLAN - VOTING INSTRUCTIONS TO THE TRUSTEE

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned Savings Plan participant hereby directs The Northern Trust
Company of Chicago, Illinois, Trustee under the Vulcan Materials Company
Construction Materials Division Hourly Employees Savings Plan, to vote, in person or by proxy, the shares of stock represented by moneys standing to the credit of the undersigned as of February 29, 1996, and representing his/her own savings and Company contributions, upon all matters at the Company's
Annual Meeting of Shareholders to be held on May 17, 1996, and at any adjournment or adjournments thereof, and without limiting the general direction hereby given, the Trustee is directed to vote with respect to the following matters described in the Voting Instruction Information and Proxy
Statement:

(1) ELECTION OF DIRECTORS

    Nominees: Livio D. DeSimone, Donald M. James, Richard H. Leet and Ann D. McLaughlin.

         VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any):

         VOTE WITHHELD from all nominees.

                            (Continued, and to be signed on the reverse side)

                                                  (CONTINUED FROM OTHER SIDE)

(2) To vote  FOR     AGAINST     ABSTAIN   Approval of the Vulcan Materials
    Company 1996 Long-Term Incentive Plan.

(3) To vote  FOR     AGAINST     ABSTAIN   Approval of the Vulcan Materials
    Company Deferred Stock Plan for Nonemployee Directors.

(4) To vote  FOR     AGAINST     ABSTAIN   Ratification of the appointment of
    Deloitte & Touche LLP as independent auditors for the year 1996.

(5) To vote, in their discretion, upon such other matters as may properly come before the meeting.


IF NO INDICATION IS MADE WITH RESPECT TO THE FOREGOING MATTERS, THE SHARES TO
WHICH THIS VOTING INSTRUCTION CARD RELATES WILL BE VOTED BY THE TRUSTEE IN THE
SAME PROPORTION AS THE SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED.


                                               Number of shares participant
                                               is entitled to instruct.

                     Dated                                           , 1996

                                                        (Signature)

        Signature must agree with the same as shown immediately to the left.

                          VULCAN MATERIALS COMPANY

           NOTICE TO CHEMICALS DIVISION SAVINGS PLAN PARTICIPANTS
                       OF MATTERS TO BE ACTED UPON AT
                     THE ANNUAL MEETING OF SHAREHOLDERS

                       VOTING INSTRUCTION INFORMATION

        As a participant in the Company's Chemicals Division Hourly Employees
Savings Plan (the "Savings Plan"), you have the right to direct the Trustee under the Savings Plan as to how certain shares of the Company's Common Stock represented by moneys standing to your credit under the Savings Plan as of February 29, 1996, should be voted at the Annual Meeting of Shareholders.
The number of such shares is shown on the enclosed voting instruction card.

        The Annual Meeting will be held at the AmSouth Sonat Tower,
1900 5th Avenue North, Birmingham, Alabama, on Friday, May 17, 1996, at 10:00 a.m., Central Daylight Time, for the following purposes:

        (1) To elect three directors to serve for a term of three years until the Annual Meeting of the Shareholders in 1999 and one director to serve a term of one year until the Annual Meeting of the Shareholders in 1997 and until their successors are duly elected and qualified.

        (2)    To approve and ratify the Vulcan Materials Company 1996
               Long-Term Incentive Plan.

        (3)    To approve and ratify the Vulcan Materials Company Deferred
               Stock Plan for Nonemployee Directors.

        (4) To ratify the appointment of Deloitte & Touche LLP as independent auditors for 1996.

        (5) To transact such other business as may properly come before the Annual Meeting.

        The Savings Plan Administrative Committee hopes that every participant will take this opportunity to participate in the affairs of the Company by completing, signing and returning the enclosed instruction card, in the envelope provided, to The Northern Trust Company, the Trustee under the Savings Plan. The directions of any participant will be kept in complete confidence by the Trustee. Common Stock of the Company with respect to which directions are not received by the Trustee prior to the Annual Meeting shall be voted by the Trustee in the same proportion as the shares for which instructions are received.

        Information of interest to participants in connection with the Annual
Meeting is set forth in the enclosed Proxy Statement, which is being distributed to all shareholders of record.

        The Annual Report of your Company for 1995 also is enclosed.


                             ON BEHALF OF THE CHEMICALS DIVISION SAVINGS
                             PLAN ADMINISTRATIVE COMMITTEE,


                             J. WAYNE HOUSTON, CHAIRMAN

April 8, 1996

                 VULCAN MATERIALS COMPANY CHEMICALS DIVISION
     HOURLY EMPLOYEES SAVINGS PLAN - VOTING INSTRUCTIONS TO THE TRUSTEE

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned Savings Plan participant hereby directs The Northern Trust
Company of Chicago, Illinois, Trustee under the Vulcan Materials Company
Chemicals Division Hourly Employees Savings Plan, to vote, in person or by proxy, the shares of stock represented by moneys standing to the credit of the undersigned as of February 29, 1996, and representing his/her own savings and Company contributions, upon all matters at the Company's Annual Meeting of Shareholders to be held on May 17, 1996, and at any adjournment or adjournments thereof, and without limiting the general direction hereby given, the Trustee is directed to vote with respect to the following matters described in the Voting Instruction Information and Proxy Statement:

(1) ELECTION OF DIRECTORS

    Nominees: Livio D. DeSimone, Donald M. James, Richard H. Leet and Ann D. McLaughlin.

         VOTE FOR all nominees listed above, except vote withheld from the following nominee(s) (if any):

         VOTE WITHHELD from all nominees.

                            (Continued, and to be signed on the reverse side)

                                                  (CONTINUED FROM OTHER SIDE)

(2) To vote  FOR     AGAINST     ABSTAIN   Approval of the Vulcan Materials
    Company 1996 Long-Term Incentive Plan.

(3) To vote  FOR     AGAINST     ABSTAIN   Approval of the Vulcan Materials
    Company Deferred Stock Plan for Nonemployee Directors.

(4) To vote  FOR     AGAINST     ABSTAIN   Ratification of the appointment of
    Deloitte & Touche LLP as independent auditors for the year 1996.

(5) To vote, in their discretion, upon such other matters as may properly come before the meeting.


IF NO INDICATION IS MADE WITH RESPECT TO THE FOREGOING MATTERS, THE SHARES TO
WHICH THIS VOTING INSTRUCTION CARD RELATES WILL BE VOTED BY THE TRUSTEE IN THE
SAME PROPORTION AS THE SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED.


                                               Number of shares participant
                                               is entitled to instruct.

                     Dated                                           , 1996

                                                        (Signature)

        Signature must agree with the same as shown immediately to the left.





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